UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21077

PIMCO California Municipal Income Fund II
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York,	New York 10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:	212-739-3371

Date of fiscal year end:	May 31, 2009

Date of reporting period:	November 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

PIMCO Municipal Income Fund II
PIMCO California Municipal Income Fund II
PIMCO New York Municipal Income Fund II

Semi-Annual Report
November 30, 2008

Contents

Letter to Shareholders	1

Fund Insights/Performance & Statistics	2-4

Schedules of Investments	5-23

Statements of Assets and Liabilities	24

Statements of Operations	25

Statements of Changes in Net Assets	26-27

Statement of Cash Flows	28

Notes to Financial Statements	29-35

Financial Highlights	36-38

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements	39-40

Subsequent Events/Proxy Voting Policies & Procedures	41-43

Annual Shareholder Meetings Results	44

PIMCO Municipal Income Funds II Letter to Shareholders

January 15, 2009

Dear Shareholder:

We are pleased to provide you with the semi-annual report for PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II (collectively, the “Funds”) for the six-month period ended November 30, 2008.

Tight credit conditions and a global economic slowdown caused municipal bond prices to fall during the period. The Barclays Capital Municipal Bond Index returned (4.98)% while the Barclays Capital U.S. Aggregate Bond Index, a broad credit market measure of government and corporate securities, posted a positive 0.24% return. Stocks fared worse in the downturn. The Standard & Poor’s 500 Index returned (35.20)% for the period, among the worst periods on record for equities. The Federal Reserve (the “Fed”) sought to inject liquidity into the economy through multiple initiatives, including reducing the Federal Funds rate twice during the reporting period. The Fed moves lowered the key target rate on loans between banks from 2.00% to 1.00%.

In the coming weeks or months, we would expect the de-leveraging of the private sector to meet its counterpart in the leveraging of the federal government as it seeks to inject more than a trillion dollars of liquidity into the nation’s financial system. This initiative holds potential to restore stability and some relative safety to debt securities outside of the shortest-term government issues.

Subsequent to the six month period ended November 30, 2008, a decision to redeem a portion of each Fund’s Auction Rate Preferred Shares (“ARPS”) was made at the recommendation of the Fund’s investment manager and approved by the Board of Trustees. These redemptions were intended to increase and maintain asset coverage for each Fund’s ARPS above the 200% level, permitting the Funds to pay previously declared common share dividends and to declare and pay future common share dividends. Depending on market conditions, coverage ratios may increase or decrease further. With respect to each of the Funds, as of the date of this letter, all dividend payments which were postponed have been paid and all dividend declarations which were postponed have subsequently been declared.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

11.30.08 | PIMCO Municipal Income Funds II Semi-Annual Report  1

PIMCO Municipal Income Fund II Fund Insights/Performance & Statistics
November 30, 2008 (unaudited)

•

For the six-month period ended November 30, 2008, PIMCO Municipal Income Fund II returned (38.16)% on net asset value and (41.34)% on market price, compared to (19.82)% and (27.73)%, respectively for the Lipper Analytical General Municipal Debt Funds Leveraged (the “Benchmark”) average.

•	Municipal bond yields increased across the curve in all but the shortest maturities during the six-month period ended November 30, 2008.

•

Duration hedging strategies significantly detracted from performance during the period. Thirty-year Treasury and London Interbank Offered Rate (“LIBOR”) swaps rallied significantly, while municipal rates increased as investors moved away from risky assets.

•

Municipal to Treasury yield ratios moved higher during the reporting period crossing all time high levels in September, while continuing higher in October and November, continually setting new records along the way. The 10-year ratio increased to 138% and 30-year ratio increased to 156%.

•	Exposure to corporate backed munis detracted from performance as this sector underperformed during the period due to continued stress in the corporate sector.

•

Tobacco securitization sector holdings detracted from performance as muni investors continue to focus demand on the highest quality sectors of the market while avoiding lower quality higher yielding securities such as tobacco bonds.

•

Exposure to zero coupon municipals detracted from performance as their longer durations caused underperformance as rates moved higher during the reporting period, especially in the longer maturity portion of the yield curve. The Barclays Capital Zero Coupon Index returned (15.16)% for the six-month period ended November 30, 2008.

•

The Fund was generally positioned with a significant portion of its exposure in longer dated maturities due to the attractiveness of that portion of the curve. This detracted from performance as the muni curve steepened significantly during the period with longer rates increasing and most investors buying in the shorter maturity portion of the curve. The 15-, 20-, and 30-year maturity AAA General Obligation yields increased by 72, 80, and 87 basis points respectively while the two-year yield decreased by 13 basis points.

•

Long Municipals significantly underperformed Long Treasuries and also underperformed the taxable debt sector during the period as investors moved out of risky assets into Treasuries due to market volatility and continued uncertainty. The Barclays Capital Long Municipal Bond Index returned (14.77)% while the Long Government/Credit and the Long Barclays Capital Treasury Indices returned (1.36)% and 13.61%, respectively.

•

Municipal bond issuance remains at increased levels; although there has been a slow down in the furious pace of the first half of the year beginning in September. Although issuance has been stalled somewhat, municipalities have picked up their issuance again in order to meet upcoming funding needs. During the six-month period, issuance totaled over $367.7 billion compared to $400.42 billion for the same period a year ago.

Total Return(1):	Market Price	Net Asset Value (“NAV”)

Six Months	(41.34)%	(38.16)%

1 Year	(37.85)%	(38.63)%

5 Year	(4.52)%	(5.01)%

Commencement of Operations (6/28/02) to 11/30/08	(3.31)%	(2.13)%

Common Share Market Price/NAV Performance:

Commencement of Operations (6/28/02) to 11/30/08

Market Price/NAV:

Market Price	$8.00

NAV	$8.30

Discount to NAV	(3.61)%

Market Price Yield(2)	9.75%

Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering, and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at November 30, 2008.

2  PIMCO Municipal Income Funds II Semi-Annual Report  | 11.30.08

PIMCO California Municipal Income Fund II Fund Insights/Performance & Statistics
November 30, 2008 (unaudited)

•

For the six-month period ended November 30, 2008, PIMCO California Municipal Income Fund II returned (42.32)% on net asset value and (52.98)% on market price, compared to (52.96)% and (30.07)%, respectively for the Lipper California Municipal Debt Funds—Leveraged (the “Benchmark”) average.

•	Municipal bond yields increased across the curve in all but the shortest maturities during the six-month period ended November 30, 2008.

•

Duration hedging strategies significantly detracted from performance during the reporting period. Thirty-year Treasury and London Interbank Offered Rate (“LIBOR”) swaps rallied significantly, while municipal rates increased as investors moved away from risky assets.

•

Municipal to Treasury yield ratios moved higher during the period crossing all time high levels in September, while continuing higher in October and November, continually setting new records along the way. The 10-year ratio increased to 138% and 30-year ratio increased to 156%.

•	Exposure to hospital related munis detracted from performance as this sector underperformed the national market during the period.

•

Tobacco securitization sector holdings detracted from Fund performance as muni investors continue to focus demand on the highest quality sectors of the market while avoiding lower quality higher yielding securities such as tobacco bonds.

•

Exposure to zero coupon municipals detracted from Fund performance as their longer durations caused underperformance as rates moved higher during the period, especially in the longer maturity portion of the yield curve. The Barclays Capital Zero Coupon Index returned (15.16)% for the six-month period ended November 30, 2008.

•

Long Municipals significantly underperformed Long Treasuries and also underperformed the taxable debt sector during the period as investors moved out of risky assets into Treasuries due to market volatility and continued uncertainty. The Barclays Capital Long Municipal Bond Index returned (14.17)% while the Long Government/Credit and the Long Barclays Capital Treasury Indices returned (1.36)% and 13.61%, respectively.

•

Municipal bond issuance remains at increased levels; although we have seen a slow down in the furious pace of the first half of the year beginning in September. Although issuance has been stalled somewhat, municipalities have picked up their issuance again in order to meet upcoming funding needs. During the six-month period, issuance totaled over $367.7 billion compared to $400.42 billion for the same period a year ago.

•

Municipal bonds within California underperformed the Barclays Capital Municipal Bond Index returning (6.33)% and (4.98)%, respectively for the period. Year-to-date, California continues to lead all other states in new issue volume. The state’s issuance has decreased 20% from the same period last year to $51.6 billion.

•

The Fund was generally positioned with a significant portion of its exposure in longer dated maturities due to the attractiveness of that portion of the curve. This detracted from performance as long muni rates increased during this period. The shape of the California State AAA insured municipal yield curve steepened during the reporting period. Five-year maturity yields increased 26 basis points, 10-year yields increased 75 basis points, and 30-year yields increased 140 basis points.

Total Return(1):	Market Price	Net Asset Value (“NAV” )

Six Months	(52.98)%	(42.32)%

1 Year	(51.12)%	(42.63)%

5 Year	(8.41)%	(6.36)%

Commencement of Operations (6/28/02) to 11/30/08	(6.54)%	(3.80)%

Common Share Market Price/NAV Performance:

Commencement of Operations (6/28/02) to 11/30/08

Market Price/NAV:

Market Price	$6.44

NAV	$7.42

Discount to NAV	(13.21)%

Market Price Yield(2)	13.04%

Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future result. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering, and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at November 30, 2008.

11.30.08 | PIMCO Municipal Income Funds II Semi-Annual Report  3

PIMCO New York Municipal Income Fund II Fund Insights/Performance & Statistics
November 30, 2008 (unaudited)

•

For the six-month period ended November 30, 2008, PIMCO New York Municipal Income Fund II returned (32.61)% on net asset value and (41.51)% on market price, compared to (41.54)% and (32.08)%, respectively for the Lipper New York Municipal Debt Funds—Leveraged (the “Benchmark”) average.

•	Municipal bond yields increased across the curve in all but the shortest maturities during the six-month reporting period ended November 30, 2008.

•

Duration hedging strategies significantly detracted from performance during the period. Thirty-year Treasury and London Interbank Offered Rate (“LIBOR”) swaps rallied significantly, while municipal rates increased as investors moved away from risky assets.

•

Municipal to Treasury yield ratios moved higher during the period crossing all time high levels in September, while continuing higher in October and November, continually setting new records along the way. The 10-year ratio increased to 138% and 30-year ratio increased to 156%.

•	Exposure to hospital related munis detracted from performance as this sector underperformed the national market during the period.

•

Tobacco securitization sector holdings detracted from performance as muni investors continue to focus demand on the highest quality sectors of the market while avoiding lower quality higher yielding securities such as tobacco bonds.

•

Exposure to zero coupon municipals detracted from performance as their longer durations caused underperformance as rates moved higher during the period, especially in the longer maturity portion of the yield curve. The Barclays Capital Zero Coupon Index returned (15.16)% for the six-month period ended November 30, 2008.

•

Long Municipals significantly underperformed Long Treasuries and also underperformed the taxable debt sector during the period as investors moved out of risky assets into Treasuries due to market volatility and continued uncertainty. The Barclays Capital Long Municipal Bond Index returned (14.77)% while the Long Government/Credit and the Long Barclays Capital Treasury Indices returned (1.36)% and 13.61%, respectively.

•

Municipal bond issuance remains at increased levels; although we have seen a slow down in the furious pace of the first half of the year beginning in September. Although issuance has been stalled somewhat, municipalities have picked up their issuance again in order to meet upcoming funding needs. During the six-month period, issuance totaled over $367.7 billion compared to $400.42 billion for the same period a year ago.

•

Municipal bonds within New York performed in-line with the Barclays Capital Municipal Bond Index returning (4.94)% and (4.98)%, respectively for the period. Year-to-date, issuers in New York State have issued $38.1 billion in bonds, 37.5% higher than the same period last year. New York now ranks second among states in terms of issuance.

•

The Fund was generally positioned with a significant portion of its exposure in longer dated maturities due to the attractiveness of that portion of the curve. This detracted from performance as long muni rates increased over this period. The shape of the New York Insured AAA municipal yield curve steepened during the period. Five-year maturity AAA credits increased 17 basis points, 10-year maturities increased 57 basis points, and 30-year maturities increased 105 basis points.

Total Return(1):	Market Price	Net Asset Value (“NAV” )

Six Months	(41.51)%	(32.61)%

1 Year	(36.40)%	(32.32)%

5 Year	(4.38)%	(3.30)%

Commencement of Operations (6/28/02) to 11/30/08	(3.25)%	(1.20)%

Common Share Market Price/NAV Performance:

Commencement of Operations (6/28/02) to 11/30/08

Market Price/NAV:

Market Price	$8.14

NAV	$8.92

Discount to NAV	(8.74)%

Market Price Yield(2)	9.77%

Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering, and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at November 30, 2008.

4  PIMCO Municipal Income Funds II Semi-Annual Report  | 11.30.08

PIMCO Municipal Income Fund II Schedule of Investments
November 30, 2008 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

MUNICIPAL BONDS & NOTES—92.7%
	Alabama—2.4%
$10,000	Birmingham Baptist Medical Centers Special Care Facs.
	Financing Auth. Rev., 5.00%, 11/15/30, Ser. A	Baa1/NR	$ 6,781,000
1,750	Huntsville Health Care Auth. Rev.,
	5.75%, 6/1/32, Ser. B, (Pre-refunded @ $101, 6/1/12) (c)	A2/NR	1,939,070
13,580	Jefferson Cnty. Sewer Rev.,
	4.75%, 2/1/38, Ser. B, (Pre-refunded @ $100,
	8/1/12) (FGIC)(c)	Aaa/AAA	14,519,329
	Montgomery BMC Special Care Facs. Financing Auth.
	Rev. (MBIA),
1,235	5.00%, 11/15/29, Ser. B	A3/AA	1,073,832
2,200	Baptist Health, 5.00%, 11/15/24	A3/AA	2,185,612
2,650	Tuscaloosa Educational Building Auth. Rev., Stillman College,
	5.00%, 6/1/26	NR/BBB-	1,854,126

			28,352,969

	Alaska—0.5%
5,900	Northern Tobacco Securitization Corp. Rev.,
	5.00%, 6/1/46, Ser. A	Baa3/NR	3,280,872
3,550	State Housing Finance Corp. Rev., 5.25%, 6/1/32,
	Ser. C (MBIA)	Aa2/AA	3,033,865

			6,314,737

	Arizona—6.6%
	Health Facs. Auth. Rev.,
6,500	Beatitudes Project, 5.20%, 10/1/37	NR/NR	3,940,755
1,300	Hospital System, 5.75%, 12/1/32, (Pre-refunded @ $101,
	12/1/12) (c)	NR/BBB	1,447,251
	Pima Cnty. Industrial Dev. Auth. Rev.,
3,500	Center for Academic Success, 5.50%, 7/1/37 (a)(d)	NR/BBB-	2,378,880
29,700	Correctional Facs., 5.00%, 9/1/39	Aa2/AA	25,572,294
41,100	Salt River Project Agricultural Improvement & Power Dist. Rev.,
	5.00%, 1/1/37, Ser. A (h)	Aa1/AA	37,234,956
10,500	Salt Verde Financial Corp. Rev., 5.00%, 12/1/37	Aa3/AA-	6,725,145

			77,299,281

	Arkansas—0.1%
13,000	Arkansas Dev. Finance Auth. Rev., zero coupon, 7/1/46,
	(AMBAC)	Aa3/NR	1,292,460

	California—4.9%
9,610	Alameda Corridor Transportation Auth. Rev.,
	zero coupon, 10/1/16, Ser. A (AMBAC)	A3/AA	6,685,389
	Golden State Tobacco Securitization Corp. Rev., Ser. A-1,
6,000	5.00%, 6/1/33,	Baa3/BBB	3,763,560
9,000	6.75%, 6/1/39, (Pre-refunded @ $100, 6/1/13) (c)	NR/AAA	10,287,090
	State, GO,
28,600	5.00%, 11/1/37 (h)	A1/A+	23,822,084
9,550	5.00%, 12/1/37	A1/A+	7,954,099

11.30.08 | PIMCO Municipal Income Funds II Semi-Annual Report  5

PIMCO Municipal Income Fund II Schedule of Investments
November 30, 2008 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

	California—(continued)
$4,700	Statewide Community Dev. Auth. Rev., Baptist Univ.,
	9.00%, 11/1/17, Ser. B (a)(d)	NR/NR	$ 4,335,609

			56,847,831

	Colorado—4.9%
11,250	Denver City & Cnty. Rev., 5.00%, 11/15/25, Ser. B (FSA)	Aaa/AAA	10,363,725
	E-470 Public Highway Auth. Rev., Ser. B (MBIA),
20,000	zero coupon, 9/1/35	Baa1/AA	2,647,600
15,000	zero coupon, 9/1/37	Baa1/AA	1,708,050
	Health Facs. Auth. Rev.,
1,000	American Baptist Homes, 5.90%, 8/1/37, Ser. A	NR/NR	666,240
25,000	Catholic Health Initiatives, 5.50%, 3/1/32	NR/AA	25,669,000
18,305	Exempla, Inc., 5.625%, 1/1/33, Ser. A	A1/A-	14,808,928
2,000	Housing & Finance Auth. Rev., Evergreen Country Day School,
	5.875%, 6/1/37 (a)(d)	NR/BB	1,403,220

			57,266,763

	Florida—3.4%
2,310	Dev. Finance Corp. Rev., Learning Gate Community School,
	6.00%, 2/15/37	NR/BBB-	1,683,805
2,335	Hillsborough Cnty. Industrial Dev. Auth. Pollution Control Rev.,
	Tampa Electric Co., 5.50%, 10/1/23	Baa2/BBB-	1,980,524
7,135	Jacksonville Health Facs. Auth. Rev., 5.25%, 11/15/32, Ser. A	Aa1/AA	6,078,949
3,000	Leesburg Hospital Rev., Leesburg Regional Medical Center
	Project, 5.50%, 7/1/32	Baa1/BBB+	2,207,280
	Orange Cnty. Health Facs. Auth. Rev., Adventist Health
	System,
2,550	5.625%, 11/15/32, (Pre-refunded @ $101, 11/15/12) (c)	NR/NR	2,824,252
5,000	6.25%, 11/15/24, (Pre-refunded @ $100, 11/15/12) (c)	NR/NR	5,608,900
500	Sarasota Cnty. Health Fac. Auth. Rev., 5.75%, 7/1/37	NR/NR	325,045
6,205	State Governmental Utility Auth. Rev., Barefoot Bay Utilities
	System, 5.00%, 10/1/29 (AMBAC)	Baa1/NR	5,610,747
5,000	Sumter Landing Community Dev. Dist. Rev.,
	4.75%, 10/1/35, Ser. A (MBIA)	Baa1/AA	4,017,500
10,000	Tallahassee Rev., 5.00%, 10/1/37, Ser. 2617 (h)	Aa2/AA	9,080,300
1,500	Winter Springs Water & Sewer Rev., zero coupon,
	10/1/29 (MBIA-FGIC)	NR/AA	453,195

			39,870,497

	Georgia—0.6%
2,775	Medical Center Hospital Auth. Rev., 5.25%, 7/1/37	NR/NR	1,693,055
9,600	Richmond Cnty. Dev. Auth. Rev., zero coupon, 12/1/21	Aaa/NR	4,951,776

			6,644,831

	Hawaii—1.4%
19,170	Honolulu City & Cnty. Wastewater System Rev., First Board
	Resolution, 4.75%, 7/1/28 (MBIA-FGIC)	Aa3/NR	17,097,148

	Illinois—19.1%
	Central Lake Cnty. JT Action Water Agcy. Rev., Ser. A (AMBAC),
2,935	5.125%, 5/1/28	Aa3/NR	2,894,057
675	5.125%, 5/1/28 (Pre-refunded @ $100, 11/1/12) (c)	Aa3/NR	741,670

6  PIMCO Municipal Income Funds II Semi-Annual Report | 11.30.08

PIMCO Municipal Income Fund II Schedule of Investments
November 30, 2008 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

	Illinois—(continued)
	Chicago, GO (FGIC),
$1,635	5.125%, 1/1/29, Ser. A	Aa3/AAA	$ 1,536,377
4,065	5.50%, 1/1/40	Aa3/AA-	3,912,725
	Chicago, Lake Shore East, Special Assessment,
3,162	6.625%, 12/1/22	NR/NR	2,740,063
6,700	6.75%, 12/1/32	NR/NR	5,438,323
	Chicago Board of Education School Reform, GO (MBIA-FGIC),
15,535	zero coupon, 12/1/16, Ser. A	A1/AA	10,599,064
5,000	zero coupon, 12/1/28, Ser. A	A1/AA	1,370,600
4,500	zero coupon, 12/1/31	A1/AA	988,065
	Chicago City Colleges, GO (FGIC),
32,670	zero coupon, 1/1/37	Aa3/AA	5,262,157
29,145	zero coupon, 1/1/38	Aa3/AA	4,374,082
32,670	zero coupon, 1/1/39	Aa3/AA	4,566,939
5,000	Cicero, GO, 5.25%, 12/1/31 (MBIA)	Baa1/AA	4,831,650
6,440	Cook Cnty., GO, 5.00%, 11/15/28, Ser. A (MBIA-FGIC)	Aa2/AA	6,112,461
	Finance Auth. Rev.,
2,500	Christian Homes, Inc., 5.75%, 5/15/31, Ser. A	NR/NR	1,690,300
250	Leafs Hockey Club, 6.00%, 3/1/37, Ser. A	NR/NR	168,825
	Regency Park,
10,000	zero coupon, 7/15/23	NR/AAA	4,628,800
122,650	zero coupon, 7/15/25	NR/AAA	49,386,249
1,500	Sedgebrook, Inc., 6.00%, 11/15/42, Ser. A	NR/NR	1,009,380
	Health Facs. Auth. Rev,
5,000	Condell Medical Center, 5.50%, 5/15/32	Baa3/NR	3,524,200
20,100	Elmhurst Memorial Healthcare, 5.625%, 1/1/28	Baa1/NR	16,554,762
	Hillside, Tax Allocation, Mannheim Redev. Project,
4,500	6.55%, 1/1/20	NR/NR	3,895,200
2,900	7.00%, 1/1/28	NR/NR	2,353,002
	Metropolitan Pier & Exposition Auth. Rev. (MBIA),
60,000	zero coupon, 12/15/30	A1/AAA	15,037,800
50,000	zero coupon, 12/15/33	A1/AAA	10,106,500
2,460	zero coupon, 6/15/38	A1/AAA	362,506
68,470	State Sports Facs. Auth. Rev. zero coupon, 6/15/30
	(converts to 5.50% on 6/16/10) (AMBAC)	Baa1/AA	58,689,060

			222,774,817

	Indiana—0.1%
4,125	Fort Wayne Pollution Control Rev., 6.20%, 10/15/25	Caa3/CCC+	613,883
990	Vigo Cnty. Hospital Auth. Rev., 5.80%, 9/1/47 (a)(d)	NR/NR	633,095

			1,246,978

	Iowa—3.8%
	Finance Auth. Rev.,
	Deerfield Retirement Community,
250	5.50%, 11/15/27, Ser. A	NR/NR	153,868
1,075	5.50%, 11/15/37	NR/NR	604,343
4,500	Edgewater LLC, 6.75%, 11/15/42	NR/NR	3,276,810
1,000	Wedum Walnut Ridge LLC, 5.625%, 12/1/45, Ser. A	NR/NR	570,230

11.30.08 | PIMCO Municipal Income Funds II Semi-Annual Report  7

PIMCO Municipal Income Fund II Schedule of Investments
November 30, 2008 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

	Iowa—(continued)
	Tobacco Settlement Auth. of Iowa Rev., Ser. B,
$46,000	5.60%, 6/1/34,	Baa3/BBB	$ 32,240,480
7,050	5.60%, 6/1/35, (Pre-refunded @ $101, 6/1/11) (c)	NR/AAA	7,626,972

			44,472,703

	Kansas—0.3%
2,800	Univ. of Kansas Hospital Auth. Rev.,
	5.625%, 9/1/32, (Pre-refunded @ $100, 9/1/12) (c)	NR/AAA	3,109,736

	Kentucky—0.2%
2,500	Economic Dev. Finance Auth. Rev., Hospital Facs. Rev.,
	Catholic Healthcare Partners, 5.25%, 10/1/30	A1/AA-	2,153,875

	Louisiana—4.8%
	Public Facs. Auth. Rev., Ochsner Clinic Foundation, Ser. B,
20,400	5.50%, 5/15/32, (Pre-refunded @ $100, 5/15/26) (c)	Aaa/NR	21,651,132
3,300	5.50%, 5/15/47	A3/NR	2,424,147
44,395	Tobacco Settlement Financing Corp. Rev., 5.875%,
	5/15/39, Ser. B	Baa3/BBB	32,175,276

			56,250,555

	Maryland—0.3%
	Health & Higher Educational Facs. Auth. Rev.,
1,010	5.30%, 1/1/37	NR/NR	543,370
4,050	6.00%, 1/1/43	NR/BBB-	2,878,173
1,000	Adventist Healthcare, 5.75%, 1/1/25, Ser. A	Baa2/NR	796,060

			4,217,603

	Massachusetts—6.1%
7,000	Boston Rev., 5.00%, 11/1/28, Ser. D (MBIA-FGIC)	Aa2/AA+	6,776,700
4,610	Dev. Finance Agcy. Rev., 6.75%, 10/15/37, Ser. A	NR/NR	3,291,632
12,050	State Water Res. Auth. Rev., 4.75%, 8/1/37, Ser. A (FSA)(h)	Aaa/AAA	10,171,526
	State Turnpike Auth. Rev., Ser. A,
4,295	4.75%, 1/1/34 (AMBAC)	Baa1/AA	3,262,997
51,830	5.00%, 1/1/37 (MBIA)	Baa1/AA	40,473,529
10,325	5.00%, 1/1/39 (AMBAC)	Baa1/AA	7,924,954

			71,901,338

	Michigan—2.2%
4,545	Garden City Hospital Finance Auth. Rev., 5.00%,
	8/15/38, Ser. A	NR/NR	2,495,614
800	Public Educational Facs. Auth. Rev., 6.50%, 9/1/37 (a)(d)	NR/BBB-	610,352
500	Star International Academy, CP, 6.125%, 3/1/37	NR/BB+	355,790
	State Hospital Finance Auth. Rev.,
5,000	Ascension Health, 5.25%, 11/15/26, Ser. B	Aa1/AA	4,456,900
	Oakwood Group, Ser. A,
13,500	5.75%, 4/1/32	A2/A	11,397,780
1,925	6.00%, 4/1/22	A2/A	1,863,131
6,000	Tobacco Settlement Finance Auth. Rev., 6.00%, 6/1/48, Ser. A	NR/BBB	3,828,540

			25,008,107

	Minnesota—0.5%
1,300	Meeker Cnty. Rev., 5.75%, 11/1/37	NR/NR	903,760
1,500	Minneapolis Rev., Providence Project, 5.75%, 10/1/37, Ser. A	NR/NR	965,745

8  PIMCO Municipal Income Funds II Semi-Annual Report | 11.30.08

PIMCO Municipal Income Fund II Schedule of Investments
November 30, 2008 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

	Minnesota—(continued)
$280	Minneapolis, Tax Allocation, Grant Park Project, 5.35%, 2/1/30	NR/NR	$ 191,962
	North Oaks Presbyterian Homes Rev.,
2,640	6.00%, 10/1/33	NR/NR	1,931,741
1,530	6.125%, 10/1/39	NR/NR	1,109,724
500	Oronoco Multifamily Housing Rev., 5.40%, 6/1/41	NR/NR	300,265

			5,403,197

	Mississippi—0.3%
3,605	Business Finance Corp., Pollution Control Rev., 5.875%, 4/1/22	Ba1/BBB	2,851,014
740	Dev. Bank Special Obligation Projects & Equipment
	Acquisitions Rev., 5.00%, 7/1/24 (AMBAC)	Baa1/AA	637,421

			3,488,435

	Missouri—0.3%
2,600	Branson Regional Airport Transportation Dev. Dist. Rev.,
	6.00%, 7/1/37, Ser. A	NR/NR	1,679,392
740	Hanley Road & North of Folk Ave. Transportation Dist. Rev.,
	5.00%, 10/1/25	NR/NR	542,028
1,500	St. Louis Parking Rev., Downtown Parking Facs.,
	6.00%, 2/1/28, (Pre-refunded @ $100, 2/1/12) (c)	NR/NR	1,646,085

			3,867,505

	Nevada—0.2%
1,450	Clark Cnty., GO, 5.00%, 6/1/31 (FGIC)	Aa1/AA+	1,332,550
1,620	State, GO, 5.00%, 5/15/28 (FGIC)	Aa1/AAA	1,475,302

			2,807,852

	New Hampshire—0.3%
	Health & Education Facs. Auth. Rev., Catholic Medical Center,
360	6.125%, 7/1/32	Baa1/BBB+	263,232
2,640	6.125%, 7/1/32, (Pre-refunded @ $101, 7/1/12) (c)	Baa1/BBB+	3,003,317

			3,266,549

	New Jersey—2.4%
950	Burlington Cnty. Bridge Commission Rev., 5.625%, 1/1/38	NR/NR	627,437
	Economic Dev. Auth. Rev.,
	Arbor Glen,
525	6.00%, 5/15/28	NR/NR	402,775
225	6.00%, 5/15/28, Ser. A, (Pre-refunded @ $102, 5/15/09) (c)	NR/NR	234,412
	Kapkowski Road Landfill, Special Assessment,
4,000	5.75%, 10/1/21	Baa3/NR	3,461,920
11,405	5.75%, 4/1/31	Baa3/NR	8,905,138
1,100	Seabrook Village, 5.25%, 11/15/36	NR/NR	665,885
	Health Care Facs. Financing Auth. Rev.,
1,500	St. Peters Univ. Hospital, 5.75%, 7/1/37	Baa2/BBB-	1,113,615
1,830	Trinitas Hospital, 5.25%, 7/1/30, Ser. A	Baa3/BBB-	1,290,607
3,500	State Educational Facs. Auth. Rev.,
	Fairfield Dickinson Univ., 6.00%, 7/1/25, Ser. D	NR/NR	2,805,810
	Tobacco Settlement Financing Corp. Rev.,
13,150	5.00%, 6/1/41, Ser. 1A	Baa3/BBB	7,361,107

11.30.08 | PIMCO Municipal Income Funds II Semi-Annual Report  9

PIMCO Municipal Income Fund II Schedule of Investments
November 30, 2008 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

	New Jersey—(continued)
$1,285	6.00%, 6/1/37, (Pre-refunded @ $100, 6/1/12) (c)	Aaa/AAA	$ 1,438,712

			28,307,418

	New Mexico—0.3%
5,000	Farmington Pollution Control Rev., 5.80%, 4/1/22	Baa3/BB+	3,924,750

	New York—1.0%
1,200	Erie Cnty. Industrial Dev. Agcy., Orchard Park Rev., 6.00%,
	11/15/36	NR/NR	800,880
10,000	Liberty Dev. Corp. Rev., 5.25%, 10/1/35 (h)	Aa3/AA-	7,156,000
1,100	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at
	Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	832,777
2,830	New York City Municipal Water Finance Auth. Rev.,
	5.00%, 6/15/37, Ser. D (h)	NR/AAA	2,562,706

			11,352,363

	North Carolina—0.1%
	Medical Care Commission Rev.,
550	Salemtowne, 5.10%, 10/1/30	NR/NR	339,587
1,000	Village at Brookwood, 5.25%, 1/1/32	NR/NR	637,210

			976,797

	North Dakota—0.2%
3,710	Stark Cnty. Healthcare Rev., Benedictine Living Communities,
	6.75%, 1/1/33	NR/NR	2,761,613

	Ohio—0.6%
7,500	Lorain Cnty. Hospital Rev., Catholic Healthcare, 5.375%, 10/1/30	A1/AA-	6,571,950

	Pennsylvania—5.3%
	Allegheny Cnty. Hospital Dev. Auth. Rev.,
22,600	5.375%, 11/15/40, Ser. A	Ba3/BB	12,740,298
470	9.25%, 11/15/15, Ser. B, (Pre-refunded @ $102, 11/15/10) (c)	Ba3/AAA	529,314
1,000	9.25%, 11/15/22, Ser. B, (Pre-refunded @ $102, 11/15/10) (c)	Ba3/AAA	1,142,980
5,700	9.25%, 11/15/30, Ser. B, (Pre-refunded @ $102, 11/15/10) (c)	Ba3/AAA	6,514,986
	Cumberland Cnty. Auth., Retirement Community Rev.,
	Messiah Village, Ser. A,
750	5.625%, 7/1/28	NR/BBB-	556,252
670	6.00%, 7/1/35	NR/BBB-	498,333
4,500	Wesley Affiliated Services,
	7.25%, 1/1/35, Ser. A, (Pre-refunded @ $101, 1/1/13) (c)	NR/NR	5,253,525
3,250	Harrisburg Auth. Rev., 6.00%, 9/1/36	NR/NR	2,367,235
	Montgomery Cnty. Higher Education & Health Auth. Hospital Rev.,
	Abington Memorial Hospital, Ser. A,
5,000	5.125%, 6/1/27	NR/A	4,052,150
3,750	5.125%, 6/1/32	NR/A	2,858,175
11,600	Philadelphia Hospitals & Higher Education Facs. Auth.
	Hospital Rev.,
	Temple Univ. Hospital, 6.625%, 11/15/23, Ser. A	Baa3/BBB	9,449,012
17,000	Philadelphia, GO, 5.25%, 12/15/32, Ser. A (FSA)	Aaa/AAA	15,260,390
500	Pittsburgh & Allegheny Cntys. Public Auditorium Auth. Rev.,
	5.00%, 2/1/29 (AMBAC)	Baa1/AA	469,155

			61,691,805

10  PIMCO Municipal Income Funds II Semi-Annual Report | 11.30.08

PIMCO Municipal Income Fund II Schedule of Investments
November 30, 2008 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

	Rhode Island—4.8%
$76,200	Tobacco Settlement Financing Corp. Rev., 6.25%, 6/1/42, Ser. A	Baa3/BBB	$ 56,094,630

	South Carolina—3.0%
	Jobs-Economic Dev. Auth. Rev., Bon Secours,
13,850	5.625%, 11/15/30	A3/A-	11,467,938
3,770	5.625%, 11/15/30, (Pre-refunded @ $100, 11/15/12) (c)	A3/A-	4,201,439
	Lexington Cnty. Health Services Dist. Hospital Rev.,
10,800	5.50%, 11/1/32, (Pre-refunded @ $100, 11/1/13) (c)	A2/A+	12,113,172
3,400	5.50%, 5/1/37, (Pre-refunded @ $100, 5/1/14) (c)	A2/A+	3,836,016
3,250	Tobacco Settlement Rev. Management Auth. Rev.,
	6.375%, 5/15/28, Ser. B, (Pre-refunded @ $101, 5/11/15) (c)	Baa3/BBB	3,492,580

			35,111,145

	Tennessee—0.5%
3,000	Energy Acquisition Corp. Rev., 5.00%, 2/1/23, Ser. C	Baa1/AA-	2,020,980
3,750	Knox Cnty. Health Educational & Housing Facs. Board Rev.,
	5.25%, 10/1/30	A1/AA-	3,230,775
500	Sullivan Cnty. Health Educational & Housing Facs. Rev.,
	5.25%, 9/1/36, Ser. C	NR/BBB+	324,370

			5,576,125

	Texas—9.1%
10	Arlington Independent School Dist., GO, 5.00%,
	2/15/24 (PSF-GTD)	Aaa/NR	10,000
	Aubrey Independent School Dist., GO (PSF-GTD),
130	5.50%, 2/15/33	Aaa/NR	131,892
4,350	5.50%, 2/15/33, (Pre-refunded @ $100, 8/15/14) (c)	Aaa/NR	4,947,429
6,500	Brazos Cnty. Health Facs. Dev. Corp. Rev., Franciscan
	Services Corp., 5.375%, 1/1/32	NR/A-	4,754,165
2,700	Comal Cnty. Health Facs. Dev. Rev., McKenna Memorial
	Hospital Project,
	6.25%, 2/1/32, (Pre-refunded @ $100, 2/1/13) (c)	NR/AAA	3,082,752
20,000	Frisco Independent School Dist., GO, zero coupon, 8/15/34
	(PSF-GTD)	Aaa/NR	3,912,800
700	HFDC of Central Texas, Inc. Rev., Village at Gleannloch Farms,
	5.50%, 2/15/37, Ser. A	NR/NR	431,249
5,500	Houston Rev., 5.00%, 7/1/25, Ser. C (FGIC)	A1/AA	4,912,930
770	Keller Independent School Dist., GO, 4.875%, 8/15/31
	(PSF-GTD)	Aaa/AAA	699,622
3,170	Little Elm Independent School Dist., GO,
	5.30%, 8/15/29, Ser. A (PSF-GTD)	NR/AAA	3,173,645
6,250	North Dallas Thruway Auth. Rev., 4.75%, 1/1/29 (FGIC)	A2/AA	5,451,000
	North Harris Cnty. Regional Water Auth. Rev.,
10,300	5.25%, 12/15/33	A3/A+	8,872,832
10,300	5.50%, 12/15/38	A3/A+	9,016,517
5,000	North Texas Tollway Auth. Rev., 5.625%, 1/1/33, Ser. B	A2/A-	4,472,450
2,000	Sabine River Auth. Rev., 5.20%, 5/1/28	Caa1/CCC	1,019,980
10,000	San Antonio Electric & Gas Sys Rev.,
	5.00%, 2/1/32, Ser. 3247 (h)	Aa1/NR	9,263,300

11.30.08 | PIMCO Municipal Income Funds II Semi-Annual Report  11

PIMCO Municipal Income Fund II Schedule of Investments
November 30, 2008 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

	Texas—(continued)
	State, Mobility Fund, GO (h),
$17,500	4.75%, 4/1/36	Aa1/AA	$ 15,323,350
10,025	4.75%, 4/1/35, Ser. A	Aa1/AA	9,000,746
1,000	State Public Finance Auth. Rev., 5.875%, 12/1/36, Ser. A	Baa3/BBB-	729,430
	State Turnpike Auth. Central Turnpike System Rev., Ser. A
	(AMBAC),
10,000	zero coupon, 8/15/19	Baa1/AA	5,378,000
8,880	5.00%, 8/15/42	Baa1/AA	6,409,229
3,250	State Water Financial Assistance, GO, 5.00%, 8/1/36	Aa1/AA	2,925,552
4,150	Willacy Cnty. Rev., 6.875%, 9/1/28, Ser. A-1	NR/NR	2,964,428

			106,883,298

	Virginia—0.1%
2,050	James City Cnty. Economic Dev. Auth. Rev., 5.50%,
	7/1/37, Ser. A	NR/NR	1,274,546

	Washington—1.2%
13,000	Health Care Facs. Auth. Rev., Virginia Mason Medical Center,
	6.125%, 8/15/37, Ser. A	Baa2/BBB	9,127,560
6,800	State Housing Finance Commission Rev., Skyline at First Hill,
	5.625%, 1/1/38, Ser. A	NR/NR	4,194,988

			13,322,548

	Wisconsin—0.8%
	Badger Tobacco Asset Securitization Corp. Rev.,
1,125	6.00%, 6/1/17	Baa3/BBB	1,088,719
7,080	6.125%, 6/1/27	Baa3/BBB	6,691,308
	Health & Educational Facs. Auth. Rev., Froedert & Community
	Health Oblig.,
90	5.375%, 10/1/30	NR/AA-	78,951
910	5.375%, 10/1/30, (Pre-refunded @ $101, 10/1/11) (c)	NR/AA-	991,536

			8,850,514

	Total Municipal Bonds & Notes (cost—$1,243,526,036)		1,083,655,269

VARIABLE RATE NOTES (f)—1.2%
	Florida—0.2%
2,830	Highlands Cnty. Health Facs. Auth. Rev., Adventist Health System,
	5.00%, 11/15/31, Ser. C	A1/A+	2,270,990

	Illinois—0.4%
5,000	State, GO, 8.12%, 4/1/27, Ser. 783 (FSA)(a)(d)(e)	Aaa/NR	5,017,400

	Massachusetts—0.3%
2,200	State, GO, 1.10%, 11/1/30, Ser. 785 (FGIC-TCRS)(a)(d)(e)	Aa2/NR	3,018,290

	Washington—0.3%
4,550	Central Puget Sound Regional Transit Auth. Sales Tax &
	Motor Rev., 3.27%, 2/1/28, Ser. 360 (FGIC)(a)(d)(e)	Aa2/NR	3,797,840

	Total Variable Rate Notes (cost—$14,778,778)		14,104,520

12  PIMCO Municipal Income Funds II Semi-Annual Report | 11.30.08

PIMCO Municipal Income Fund II Schedule of Investments
November 30, 2008 (unaudited)

Principal Amount (000)		Value

U.S. TREASURY BILLS (g)—6.1%
$71,160	0.01%-1.10%,12/11/08-2/26/09 (cost—$71,150,807)	$ 71,150,807

	Total Investments (cost—$1,329,455,621)—100.0%	$ 1,168,910,596

11.30.08 | PIMCO Municipal Income Funds II Semi-Annual Report  13

PIMCO California Municipal Income Fund II Schedule of Investments
November 30, 2008 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

CALIFORNIA MUNICIPAL BONDS & NOTES—90.1%

$2,000	ABC Unified School Dist., GO, zero coupon, 8/1/23,
	Ser. B (MBIA-FGIC)	A1/AA	$ 831,140
1,000	Alpine Union School Dist., GO, zero coupon, 8/1/24,
	Ser. B (FSA)	Aaa/AAA	432,780
	Assoc. of Bay Area Gov’t Finance Auth. Rev., Odd Fellows
	Home (CA Mtg. Ins.),
5,300	5.20%, 11/15/22	NR/A+	5,141,318
26,000	5.35%, 11/15/32	NR/A+	23,453,040
2,000	Bay Area Gov’t Assoc., Lease Rev., 5.00%, 7/1/32,
	Ser. 2002-1 (AMBAC)	Baa1/AA	1,777,040
1,945	Bay Area Gov’t Assoc., Special Assessment, Windmere
	Ranch Dist.,
	6.30%, 9/2/25, (Pre-refunded @ $102, 9/2/11) (c)	NR/AAA	2,208,761
1,085	Capistrano Unified School Dist.,
	Special Tax, 5.70%, 9/1/20, (Pre-refunded @ $102, 9/1/09) (c)	NR/NR	1,144,252
2,300	Ceres Unified School Dist., GO, zero coupon, 8/1/27 (MBIA-FGIC)	NR/AA	695,888
1,160	Chula Vista Dist., Special Tax,
	6.05%, 9/1/25, (Pre-refunded @ $102, 9/1/10) (c)	NR/NR	1,267,161
	Chula Vista Community Facs. Dist., Special Tax,
	Eastlake Woods,
1,825	6.15%, 9/1/26	NR/NR	1,463,376
4,380	6.20%, 9/1/33	NR/NR	3,438,388
2,880	Otay Ranch Village, 5.125%, 9/1/36	NR/NR	1,929,485
	Clovis Unified School Dist., GO, Ser. B (MBIA-FGIC),
2,000	zero coupon, 8/1/23	NR/AA	818,260
3,535	zero coupon, 8/1/25	NR/AA	1,246,017
2,500	zero coupon, 8/1/27	NR/AA	760,625
1,410	Community College Financing Auth. Lease Rev.,
	5.00%, 8/1/27, Ser. A (AMBAC)	Baa1/AA	1,219,269
	Coronado Community Dev. Agcy., Tax Allocation (AMBAC),
9,945	4.875%, 9/1/35	NR/AA	7,893,545
10,000	4.875%, 9/1/35 (h)	NR/AA	7,937,200
	Corona-Norco Unified School Dist. Public Financing Auth.,
	Special Tax,
1,110	5.10%, 9/1/25 (AMBAC)	Baa1/AA	1,041,435
210	5.55%, 9/1/15, Ser. A	NR/NR	198,238
305	5.65%, 9/1/16, Ser. A	NR/NR	285,507
160	5.75%, 9/1/17, Ser. A	NR/NR	148,346
530	6.00%, 9/1/20, Ser. A	NR/NR	465,377
1,000	6.00%, 9/1/25, Ser. A	NR/NR	787,160
4,150	6.10%, 9/1/32, Ser. A	NR/NR	3,284,725
3,000	Dinuba Financing Auth. Lease Rev., 5.10%, 8/1/32 (MBIA)	Baa1/AA	2,876,490
	Educational Facs. Auth. Rev., Loyola Marymount Univ.,
3,475	zero coupon, 10/1/34, Ser. A (MBIA)	A2/NR	662,648
2,000	Woodbury Univ., 5.00%, 1/1/36	Baa3/BBB-	1,309,500

14  PIMCO Municipal Income Funds II Semi-Annual Report | 11.30.08

PIMCO California Municipal Income Fund II Schedule of Investments
November 30, 2008 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

	Empire Union School Dist., Special Tax (AMBAC),
$1,560	zero coupon, 10/1/30	Baa1/AA	$ 362,201
1,265	zero coupon, 10/1/32	Baa1/AA	262,488
1,000	Escondido Union School Dist., GO, zero coupon, 8/1/27 (FSA)	Aaa/AAA	321,170
2,440	Eureka Union School Dist., GO, zero coupon, 8/1/27 (FSA)	Aaa/AAA	762,671
	Foothill Eastern Corridor Agcy. Toll Road Rev.,
7,100	zero coupon, 1/1/25, Ser. A	Aaa/AAA	2,967,587
3,270	zero coupon, 1/1/26, Ser. A	Aaa/AAA	1,290,309
1,500	zero coupon, 1/15/27 (MBIA-IBC)	Baa1/AA	1,224,210
1,440	Fremont Community Dist., Special Tax, 5.30%, 9/1/30	NR/NR	1,039,781
	Golden State Tobacco Securitization Corp. Rev.,
2,000	zero coupon, 6/1/37, Ser. A-2	Baa3/BBB	844,980
8,000	5.00%, 6/1/33, Ser. A-1	Baa3/BBB	5,018,080
10,000	5.00%, 6/1/35, Ser. A (FGIC) (h)	A2/A	7,674,400
45,000	5.00%, 6/1/38, Ser. A (FGIC) (h)	A2/A	32,496,300
11,985	5.00%, 6/1/45, Ser. A (AMBAC-TCRS)	A2/AA	8,578,264
6,000	5.00%, 6/1/45, Ser. A (FGIC-TCRS)	A2/A	4,201,620
995	6.25%, 6/1/33, Ser. A-1	Aaa/AAA	1,057,317
31,200	6.75%, 6/1/39, Ser. A-1, (Pre-refunded @ $100,
	6/1/13) (c)	NR/AAA	35,661,912
	Health Facs. Finance Auth. Rev.,
4,000	Adventist Health System, 5.00%, 3/1/33	NR/A	3,070,560
495	Catholic Healthcare West, 5.00%, 7/1/28,	A2/A	379,947
2,115	Hope Rehabilitation, 5.375%, 11/1/20 (CA Mtg. Ins.)	NR/A+	1,950,072
	Paradise VY Estates (CA Mtg. Ins.),
5,500	5.125%, 1/1/22	NR/A+	4,854,685
3,875	5.25%, 1/1/26	NR/A+	3,309,715
1,750	Huntington Beach Community Facs. Dist., Special Tax,
	6.30%, 9/1/32	NR/NR	1,409,397
200	Infrastructure & Economic Dev. Bank Rev., Bay Area Toll
	Bridges, 5.00%, 7/1/36, (Pre-refunded @ $100,
	1/1/28) (AMBAC)(c)	Aaa/AAA	202,702
7,000	Irvine Improvement Board Act 1915, Special Assessment,
	5.70%, 9/2/26	NR/NR	5,388,250
1,000	Irvine Unified School Dist., Special Tax, 5.125%, 9/1/36, Ser. A	NR/NR	672,360
1,900	Jurupa Unified School Dist., GO, zero coupon, 5/1/27
	(MBIA-FGIC)	NR/AA	567,625
2,450	Kings Canyon JT Unified School Dist., GO, zero coupon,
	8/1/27 (MBIA-FGIC)	NR/AA	772,754
5,300	Livermore-Amador Valley Water Management Agcy. Rev.,
	5.00%, 8/1/31, Ser. A (AMBAC)	A1/AA	4,604,587
	Los Angeles, CP (MBIA),
9,895	5.00%, 2/1/27	A1/AA	9,461,896
2,685	5.00%, 10/1/27, Ser. AU	A2/AA	2,549,703
	Los Angeles Department of Water & Power Rev.,
15,000	4.75%, 7/1/30, Ser. A-2 (FSA)(h)	Aaa/AAA	12,856,050
30,000	5.00%, 7/1/35, Ser. A (FSA)(h)	Aaa/AAA	26,537,400
16,950	5.125%, 7/1/41, Ser. A (FGIC-TCRS)	Aa3/AA	15,068,380

11.30.08 | PIMCO Municipal Income Funds II Semi-Annual Report  15

PIMCO California Municipal Income Fund II Schedule of Investments
November 30, 2008 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

$1,000	Manhattan Beach Unified School Dist., GO, zero coupon,
	9/1/25 (MBIA-FGIC)	Aa3/AA	$ 368,610
	Manteca Redev. Agcy., Tax Allocation,
7,295	5.00%, 10/1/32 (FSA)	Aaa/AAA	6,556,965
10,000	5.00%, 10/1/36 (AMBAC)	Baa1/AA	8,481,100
	Manteca Unified School Dist., Special Tax (MBIA),
2,365	zero coupon, 9/1/25	Baa1/AA	798,826
5,330	5.00%, 9/1/29, Ser. C	Baa1/AA	4,817,094
4,000	Merced Cnty., CP, Juvenile Justice Correctional Fac.,
	5.00%, 6/1/32 (AMBAC)	A3/NR	3,527,880
	Modesto Elementary School Dist. Stanislaus Cnty., GO,
	Ser. A (MBIA-FGIC),
2,615	zero coupon, 8/1/23	A1/AA	1,110,146
2,705	zero coupon, 8/1/24	A1/AA	1,068,448
2,000	zero coupon, 5/1/27	A1/AA	646,380
2,150	Modesto High School Dist. Stanislaus Cnty., GO,
	zero coupon, 8/1/26, Ser. A (MBIA-FGIC)	A1/AA	722,615
2,385	Monrovia Financing Auth. Lease Rev.,
	Hillside Wilderness Preserve, 5.125%, 12/1/31 (AMBAC)	Baa1/AA	2,121,648
	Montebello Unified School Dist., GO,
1,485	zero coupon, 8/1/24 (FSA)	Aaa/AAA	577,710
1,500	zero coupon, 8/1/24 (MBIA-FGIC)	NR/AA	569,490
2,830	zero coupon, 8/1/25 (MBIA-FGIC)	NR/AA	996,641
2,775	zero coupon, 8/1/27 (MBIA-FGIC)	NR/AA	842,407
4,700	Moreno Valley Unified School Dist. Community Facs. Dist.,
	Special Tax, 5.20%, 9/1/36	NR/NR	3,206,387
2,400	Morgan Hill Unified School Dist., GO, zero coupon,
	8/1/23 (FGIC)	NR/AAA	1,124,256
3,245	Newark Unified School Dist., GO, zero coupon,
	8/1/26, Ser. D (FSA)	Aaa/AAA	1,109,498
19,805	Oakland, GO, 5.00%, 1/15/27, Ser. A (MBIA-FGIC)(h)	A1/A+	17,954,619
	Palmdale Community Redev. Agcy., Tax Allocation (AMBAC),
1,230	zero coupon, 12/1/30	Baa1/AA	298,041
1,230	zero coupon, 12/1/31	Baa1/AA	280,686
1,225	zero coupon, 12/1/32	Baa1/AA	260,325
1,750	Paramount Unified School Dist., GO, zero coupon, 9/1/23,
	Ser. B (FSA)	Aaa/AAA	744,642
	Perris Public Financing Auth. Rev., Tax Allocation, Ser. C,
780	5.375%, 10/1/20	NR/A	763,581
1,800	5.625%, 10/1/31	NR/A	1,678,464
10,000	Placentia-Yorba Linda Unified School Dist., CP,
	5.00%, 10/1/32 (MBIA-FGIC)	A2/AA	8,513,300
10,150	Placer Union High School Dist., GO, zero coupon, 8/1/33 (FSA)	Aaa/AAA	2,126,222
	Poway Unified School Dist., Special Tax,
	Community Facs. Dist. No. 6, Area A,
2,700	5.125%, 9/1/28	NR/BBB	1,967,328
3,000	5.60%, 9/1/33	NR/BBB	2,354,160
1,000	6.05%, 9/1/25	NR/NR	803,110
5,500	6.125%, 9/1/33	NR/NR	4,286,590

16  PIMCO Municipal Income Funds II Semi-Annual Report | 11.30.08

PIMCO California Municipal Income Fund II Schedule of Investments
November 30, 2008 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

$1,000	Community Facs. Dist. No. 10, 5.65%, 9/1/25	NR/NR	$ 781,250
2,000	Rancho Cucamonga Community Facs. Dist.,
	Special Tax, 6.375%, 9/1/31, Ser. A	NR/NR	1,636,660
1,500	Richmond Wastewater Rev., zero coupon, 8/1/30 (FGIC)	Baa3/AA-	425,685
3,510	Riverside, CP, 5.00%, 9/1/33 (AMBAC)	Baa1/AA	3,024,778
	Riverside Unified School Dist. Community Facs. Dist. No. 15,
	Special Tax, Ser. A,
1,000	5.15%, 9/1/25	NR/NR	752,950
1,000	5.25%, 9/1/30	NR/NR	710,770
1,000	5.25%, 9/1/35	NR/NR	690,910
	Rocklin Unified School Dist., GO (FGIC),
5,000	zero coupon, 8/1/24 (MBIA)	A1/AA	1,960,000
4,000	zero coupon, 8/1/25 (MBIA)	A1/AA	1,458,000
4,000	zero coupon, 8/1/26	A1/AA	1,355,960
4,500	zero coupon, 8/1/27 (MBIA)	A1/AA	1,419,345
	Roseville Redev. Agcy., Tax Allocation (MBIA),
3,730	5.00%, 9/1/27, Ser. B	A3/AA	3,381,916
3,365	5.00%, 9/1/32	A3/AA	2,862,269
2,030	5.00%, 9/1/33	A3/AA	1,716,020
4,335	Sacramento City Financing Auth. Rev.,
	North Natomas CFD No. 2, 6.25%, 9/1/23, Ser. A	NR/NR	3,633,597
	San Diego Cnty. Water Auth., CP, Ser. A (MBIA),
8,285	5.00%, 5/1/28	Aa3/AA+	7,527,834
8,000	5.00%, 5/1/29	Aa3/AA+	7,214,080
1,200	San Diego Community Facs. Dist. No. 3,
	Special Tax, 5.60%, 9/1/21, Ser. A (a)	NR/NR	1,045,980
1,000	San Diego Public Facs. Financing Auth. Lease Rev. (MBIA),
	5.00%, 5/15/29, Ser. A (FGIC)	A3/A+	864,040
1,500	Fire & Life Safety Facs., 5.00%, 4/1/32	Baa1/AA	1,170,390
11,000	Water Rev., 5.00%, 8/1/32	A3/AA	9,212,830
5,585	San Francisco City & Cnty. Airports Commission Rev.,
	4.50%, 5/1/28, Ser. 2 (MBIA)	A1/AA	4,485,314
10,405	San Joaquin Hills Transportation Corridor Agcy. Toll Road Rev.,
	zero coupon, 1/1/25	Aaa/AAA	4,348,978
	San Jose, Libraries & Parks, GO,
14,970	5.00%, 9/1/32, Ser. 760 (MBIA)(h)	Aa1/AAA	14,058,477
10,190	5.125%, 9/1/31	Aa1/AAA	9,785,966
9,150	San Jose Unified School Dist., GO,
	Santa Clara Cnty., 5.00%, 8/1/27, Ser. A (FSA)(h)	Aaa/AAA	8,508,036
	San Juan Unified School Dist., GO (FSA),
1,770	zero coupon, 8/1/23	Aaa/AAA	751,418
6,105	zero coupon, 8/1/26	Aaa/AAA	2,087,361
2,300	San Mateo Union High School Dist., GO, zero coupon,
	9/1/20 (MBIA-FGIC)	Aa3/AA	1,234,364
1,730	San Rafael City High School Dist., GO, 5.00%, 8/1/27,
	Ser. B (FSA)	Aaa/AAA	1,662,893
3,280	San Rafael Elementary School Dist., GO, 5.00%, 8/1/27,
	Ser. B (FSA)	Aaa/AAA	3,134,106
	Santa Clara Unified School Dist., GO (MBIA),
2,155	5.00%, 7/1/25	Baa1/AA	2,010,076
3,040	5.00%, 7/1/27	Baa1/AA	2,776,371

11.30.08 | PIMCO Municipal Income Funds II Semi-Annual Report  17

PIMCO California Municipal Income Fund II Schedule of Investments
November 30, 2008 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

$1,260	Santa Cruz Cnty., CP, 5.25%, 8/1/32	A3/NR	$ 1,200,881
	Santa Margarita Water Dist., Special Tax,
2,000	6.00%, 9/1/30, (Pre-refunded @ $100, 9/1/13) (c)	NR/NR	2,274,760
815	6.25%, 9/1/29, (Pre-refunded @ $102, 9/1/09) (c)	NR/NR	860,917
2,185	6.25%, 9/1/29	NR/NR	1,803,084
2,000	Santa Monica Community College Dist., GO,
	zero coupon, 8/1/26, Ser. C (MBIA)	Aa2/AA	660,900
	Saugus Hart School Facs. Financing Auth. Community Facs. Dist.,
	Special Tax,
1,140	6.10%, 9/1/32	NR/NR	892,791
2,155	6.125%, 9/1/33	NR/NR	1,679,564
1,000	Shasta Union High School Dist., GO, zero coupon, 8/1/24 (FGIC)	NR/AA	392,000
2,745	South Tahoe JT Powers Parking Financing Auth. Rev.,
	7.00%, 12/1/27, Ser. A	NR/NR	2,124,822
1,800	Southern Mono Health Care Dist., GO, zero coupon,
	8/1/26 (MBIA)	Baa1/AA	584,622
	State, GO,
400	5.00%, 6/1/37	A1/A+	333,448
14,400	5.00%, 11/1/37, Ser. 2670 (h)	A1/A+	11,994,336
2,400	5.00%, 12/1/37	A1/A+	1,998,936
	Statewide Community Dev. Auth. Rev.,
1,600	Baptist Univ., 5.50%, 11/1/38, Ser. A	NR/NR	968,128
3,495	Bentley School, 6.75%, 7/1/32 (a)(b)	NR/NR	2,805,646
	Catholic Healthcare West,
1,800	5.50%, 7/1/31, Ser. D	A2/A	1,517,490
1,800	5.50%, 7/1/31, Ser. E	A2/A	1,517,472
1,250	Huntington Park Chapter School, 5.25%, 7/1/42, Ser. A	NR/NR	804,025
9,700	Jewish Home, 5.50%, 11/15/33 (CA St. Mtg.)	NR/A+	8,196,112
2,770	Kaiser Permanente, 5.50%, 11/1/32, Ser. A	NR/A+	2,287,134
3,000	Live Oak School, 6.75%, 10/1/30	NR/NR	2,474,610
500	Peninsula Project, 5.00%, 11/1/29	NR/NR	330,190
1,170	Wildwood Elementary School, CP, 6.10%, 11/1/15 (a)(b)	NR/NR	1,160,839
1,365	Windrush School, 5.50%, 7/1/37	NR/NR	907,889
	Statewide Financing Auth. Tobacco Settlement Rev.,
1,610	5.625%, 5/1/29	Baa3/NR	1,253,466
20,000	6.00%, 5/1/37, Ser. B	Baa3/NR	13,862,400
	Tobacco Securitization Agcy. Rev.,
4,500	Alameda Cnty., 6.00%, 6/1/42	Baa3/NR	3,036,960
	Fresno Cnty.,
3,400	5.625%, 6/1/23	Baa3/BBB	3,390,956
10,000	6.00%, 6/1/35	Baa3/BBB	7,086,100
6,600	Gold Cnty., zero coupon, 6/1/33	NR/BBB	626,274
1,800	Stanislaus Funding, 5.875%, 6/1/43, Ser. A	Baa3/NR	1,188,756
8,000	Tobacco Securitization Auth. of Southern California Rev.,
	5.00%, 6/1/37, Ser. A-1	Baa3/BBB	4,701,600
995	Tracy Community Facs. Dist., Special Tax,
	South Macarthur Area, 6.00%, 9/1/27	NR/NR	801,542

18  PIMCO Municipal Income Funds II Semi-Annual Report | 11.30.08

PIMCO California Municipal Income Fund II Schedule of Investments
November 30, 2008 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

	Univ. Rev.,
$5,500	4.75%, 5/15/35, Ser. F (FSA)(h)	NR/AAA	$ 4,630,835
5,000	4.75%, 5/15/35, Ser. G (FGIC)(h)	Aa1/AA	4,117,200
5,650	4.75%, 5/15/38, Ser. B	Aa2/AA-	4,638,876
10,000	Ventura Cnty. Community College Dist. GO,
	5.00%, 8/1/27, Ser. A (MBIA) (h)	Aa3/AA	9,498,800
1,555	Ventura Unified School Dist., GO, 5.00%, 8/1/32, Ser. F (FSA)	Aaa/AAA	1,431,455
	Victor Elementary School Dist., GO, Ser. A (MBIA-FGIC),
1,125	zero coupon, 8/1/24	A2/AA	431,066
2,410	zero coupon, 8/1/26	A2/AA	796,240
1,000	Vista Unified School Dist., GO, zero coupon, 8/1/26, Ser. A (FSA)	Aaa/AAA	344,850
	West Contra Costa Unified School Dist., GO, Ser. A (MBIA),
2,740	5.00%, 8/1/26	Baa1/AA	2,512,772
2,690	5.00%, 8/1/28	Baa1/AA	2,313,319
1,890	5.00%, 8/1/31	Baa1/AA	1,587,146
2,000	William S. Hart JT School Financing Auth. Rev., 5.625%,
	9/1/34	NR/BBB+	1,568,740
2,110	Yuba City Unified School Dist., GO, zero coupon, 9/1/25
	(MBIA-FGIC)	A3/AA	777,767

	Total California Municipal Bonds & Notes (cost—$665,086,980)		580,869,853

OTHER MUNICIPAL BONDS & NOTES—3.4%
	Iowa—1.7%
16,100	Tobacco Settlement Auth. of Iowa Rev., 5.60%, 6/1/34, Ser. B	Baa3/BBB	11,284,168

	New York—0.3%
1,900	New York City Municipal Water Finance Auth. Rev. Ser. D
	5.00%, 6/15/37, Ser. 3240 (h)	Aa2/AAA	1,720,545

	Pennsylvania—0.4%
4,300	Allegheny Cnty. Hospital Dev. Auth. Rev., 5.375%, 11/15/40,
	Ser. A	Ba3/BB	2,424,039

	Puerto Rico—1.0%
2,200	Aqueduct & Sewer Auth. Rev., 6.00%, 7/1/38, Ser. A	Baa3/BBB-	1,927,750
2,505	Public Building Auth. Rev., Gov’t Facs., 5.00%, 7/1/36,
	Ser. I (GTD)	Baa3/BBB-	1,955,077
	Sales Tax Financing Corp. Rev., Ser. A (AMBAC),
32,600	zero coupon, 8/1/47	A1/AA	2,100,418
12,500	zero coupon, 8/1/54	A1/A+	418,375

			6,401,620

	Total Other Municipal Bonds & Notes (cost—$31,929,020)		21,830,372

11.30.08 | PIMCO Municipal Income Funds II Semi-Annual Report  19

PIMCO California Municipal Income Fund II Schedule of Investments
November 30, 2008 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

OTHER VARIABLE RATE NOTES (f)—0.8%
Puerto Rico—0.8%
$5,300	Public Finance Corp. Rev., 5.75%, 8/1/27, Ser. A
	(cost—$5,496,535)	Ba1/BBB-	$ 5,275,408

U.S. TREASURY BILLS (g)—5.7%
36,470	0.01%-1.10%, 12/11/08-2/26/09 (cost—$36,465,321)		36,465,321

	Total Investments (cost—$738,977,856)—100.0%		$ 644,440,954

20  PIMCO Municipal Income Funds II Semi-Annual Report | 11.30.08

PIMCO New York Municipal Income Fund II Schedule of Investments
November 30, 2008 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

NEW YORK MUNICIPAL BONDS & NOTES—87.2%
$250	Buffalo Municipal Water Finance Auth.,
	Water System Rev., 5.00%, 7/1/27, Ser. B, (Pre-refunded
	@ $100, 7/1/12) (FSA)(c)	Aaa/AAA	$ 274,315
2,400	Erie Cnty. Industrial Dev. Agcy., Orchard Park Rev., 6.00%,
	11/15/36	NR/NR	1,601,760
10,000	Erie Cnty. Tobacco Asset Securitization Corp. Rev.,
	6.50%, 7/15/32, (Pre-refunded @ $101, 7/15/10) (c)	NR/AAA	10,837,400
1,700	Liberty Dev. Corp. Rev.,
	5.50%, 10/1/37	Aa3/AA-	1,256,011
2,500	Goldman Sachs Headquarters,
	5.25%, 10/1/35, Ser. 1251 (h)	Aa3/AA-	1,789,000
	Metropolitan Transportation Auth. Rev.,
1,850	5.00%, 11/15/30, Ser. A (FSA)	Aaa/AAA	1,573,036
10,000	5.25%, 11/15/31, Ser. E	A2/A	8,719,700
7,000	5.35%, 7/1/31, Ser. B	A1/AAA	6,273,330
3,570	Mortgage Agcy. Rev., 4.75%, 10/1/27, Ser. 128	Aa1/NR	2,903,481
2,400	Nassau Cnty. Industrial Dev. Agcy. Rev.,
	Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	1,816,968
	New York City Health & Hospital Corp. Rev.,
1,100	5.375%, 2/15/26, Ser. A	A1/A+	994,433
2,000	5.45%, 2/15/26, Ser. A	A1/A+	1,823,680
	New York City Industrial Dev. Agcy. Rev.,
975	Eger Harbor, 4.95%, 11/20/32, (GNMA)	NR/AA+	812,565
1,415	Liberty Interactive Corp., 5.00%, 9/1/35	Ba2/BB+	945,914
1,205	Staten Island Univ. Hospital, 6.45%, 7/1/32	B2/NR	887,892
1,500	United Jewish Appeal Fed., 5.00%, 7/1/27	Aa1/NR	1,450,605
	Yankee Stadium,
5,000	5.00%, 3/1/31, (FGIC)	Baa3/BBB-	3,922,500
2,400	5.00%, 3/1/36, (MBIA)	Baa1/AA	1,820,304
	New York City Municipal Water Finance Auth.,
	Water & Sewer System Rev. (h),
7,500	4.50%, 6/15/33, Ser. C	Aa2/AA+	6,091,050
15,000	5.00%, 6/15/32, Ser. A	NR/AAA	14,047,950
10,000	New York City Transitional Finance Auth. Rev., 5.00%,
	11/1/27, Ser. B	Aa1/AAA	9,609,300
7,785	New York City Trust for Cultural Res. Rev., 5.00%, 2/1/34,
	(MBIA-FGIC)	Aa3/AA	6,993,421
4,000	New York City, GO, 5.00%, 3/1/33, Ser. I	Aa3/AA	3,458,600
3,600	Port Auth. of New York & New Jersey Rev.,
	5.00%, 4/15/32, Ser. 125 (FSA)	Aaa/AAA	3,382,596
	State Dormitory Auth. Rev.,
80	5.25%, 9/1/28, (Pre-refunded @ $102, 9/1/09) (Radian)(c)	A3/AA	84,103
1,320	5.25%, 9/1/28, (Radian)	A3/AA	1,213,885
7,490	5.50%, 5/15/31, Ser. A (AMBAC)	Aa3/AA	7,319,902
2,600	Catholic Health of Long Island, 5.10%, 7/1/34	Baa1/BBB	1,813,942
2,000	Kaleida Health Hospital, 5.05%, 2/15/25, (FHA)	NR/AAA	1,776,540
5,300	Lenox Hill Hospital, 5.50%, 7/1/30	Ba1/NR	3,521,161
1,000	New York Univ. Hospital, 5.625%, 7/1/37, Ser. B	Ba2/BB	697,810
5,850	North General Hospital, 5.00%, 2/15/25	NR/AA-	5,411,952
5,000	Rochester General Hospital, 5.00%, 12/1/35, (Radian)	A3/BBB+	3,805,850
4,270	Teachers College, 5.00%, 7/1/32, (MBIA)	A1/NR	4,011,067
2,000	Yeshiva Univ., 5.125%, 7/1/34, (AMBAC)	Aa2/NR	1,889,720

11.30.08 | PIMCO Municipal Income Funds II Semi-Annual Report  21

PIMCO New York Municipal Income Fund II Schedule of Investments
November 30, 2008 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

$2,000	State Environmental Facs. Corp.,
	State Clean Water & Drinking Rev., 5.125%, 6/15/31	Aaa/AAA	$ 1,923,720
	Tobacco Settlement Asset Backed, Inc. Rev.,
25,000	5.00%, 6/1/34, Ser. 1	NR/BBB	17,592,250
25,000	5.75%, 7/15/32, Ser. 1, (Pre-refunded @ $100, 7/15/12) (c)	Aaa/AAA	28,013,000
10,000	6.375%, 7/15/39, Ser. 1, (Pre-refunded @ $101, 7/15/09) (c)	Aaa/AAA	10,428,900
710	Triborough Bridge & Tunnel Auth. Rev., 5.00%, 1/1/32,
	(FGIC-TCRS)	Aa2/AA-	644,524
1,815	Ulster Cnty. Industrial Dev. Agcy. Rev., 6.00%, 9/15/37, Ser. A	NR/NR	1,257,704
2,000	Warren & Washington Cntys. Industrial Dev. Agcy. Rev.,
	Glens Falls Hospital, 5.00%, 12/1/35, Ser. A (FSA)	Aaa/AAA	1,772,740
750	Westchester Cnty. Industrial Dev. Agcy. Continuing Care
	Retirement Rev., Kendal on Hudson, 6.50%, 1/1/34,
	(Pre-refunded @ $100, 1/1/13) (c)	NR/NR	863,085

	Total New York Municipal Bonds & Notes (cost—$206,139,420)		187,327,666

OTHER MUNICIPAL BONDS & NOTES—7.3%
	California—3.2%
	Alameda Unified School Dist., GO, Alameda Cnty.(FSA),
3,500	zero coupon, 8/1/24, Ser. A	Aaa/AAA	1,365,210
3,000	zero coupon, 8/1/25, Ser. A	Aaa/AAA	1,089,540
3,130	Covina Valley Unified School Dist.,
	GO, zero coupon, 6/1/25, Ser. B (MBIA-FGIC)	NR/AA	1,143,295
5,000	Tobacco Securitization Agcy. Rev.,
	Los Angeles Cnty., zero coupon, 6/1/28	Baa3/NR	3,258,350

			6,856,395

	Puerto Rico—4.1%
4,600	Aqueduct & Sewer Auth. Rev., 6.00%, 7/1/38, Ser. A	Baa3/BBB-	4,030,750
5,675	Children’s Trust Fund Tobacco Settlement Rev., 5.625%,
	5/15/43	Baa3/BBB	3,947,587
	Sales Tax Financing Corp. Rev.,
14,250	zero coupon, 8/1/54, Ser. A (AMBAC)	A1/A+	476,947
12,900	zero coupon, 8/1/56, Ser. A	A1/A+	355,395

			8,810,679

	Total Other Municipal Bonds & Notes (cost—$21,112,875)		15,667,074

NEW YORK VARIABLE RATE NOTES (a)(d)(f)—0.3%
1,300	State Urban Dev. Corp. Rev., 19.167%, 3/15/35
	(cost—$1,405,204)	NR/AAA	682,760

OTHER VARIABLE RATE NOTES (f)—1.4%
	California—0.5%
2,000	Golden State Tobacco Securitization Corp. Rev.,
	5.00%, 6/1/35, Ser. A (FGIC) (a)(d)	A2/A	1,069,760

	Puerto Rico—0.9%
1,900	Public Finance Corp. Rev., 5.75%, 8/1/27, Ser. A	Ba1/BBB-	1,891,184

	Total Other Variable Rate Notes (cost—$3,970,456)		2,960,944

U.S. TREASURY BILLS (g)—3.8%
8,140	0.12%-1.10%,12/26/08-2/26/09 (cost—$8,138,717)		8,138,717

	Total Investments (cost—$240,766,672)—100.0%		$ 214,777,161

22  PIMCO Municipal Income Funds II Semi-Annual Report | 11.30.08

PIMCO Municipal Income Funds II Notes to Schedule of Investments
November 30, 2008 (unaudited)

Notes to Schedules of Investments:
(a)

Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $21,194,686, representing 1.81% of total investments in Municipal Income II. Securities with an aggregate value of $5,012,465, representing 0.78% of total investments in California Municipal Income II. Securities with an aggregate value of $1,752,520, representing 0.82% of total investments in New York Municipal II.

(b)	Illiquid security.
(c)

Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).

(d)

144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)

Inverse Floater—The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on November 30, 2008.

(f)

Variable Rate Notes—Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on November 30, 2008.

(g)	All or partial amount segregated as collateral for swaps.
(h)

Residual Interest Bonds Held in Trust—Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Funds acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

Glossary:
AMBAC — insured by American Municipal Bond Assurance Corp.
CA Mtg. Ins. — insured by California Mortgage Insurance
CA St. Mtg. — insured by California State Mortgage
CP — Certificates of Participation
FGIC — insured by Financial Guaranty Insurance Co.
FHA — insured by Federal Housing Administration
FSA — insured by Financial Security Assurance, Inc.
GNMA — insured by Government National Mortgage Association
GO — General Obligation Bond
GTD — Guaranteed
IBC — Insurance Bond Certificate
MBIA — insured by Municipal Bond Investors Assurance
NR — Not Rated
PSF — Public School Fund
Radian — insured by Radian Guaranty, Inc.
TCRS — Temporary Custodian Receipts

See accompanying Notes to Financial Statements  | 11.30.08 | PIMCO Municipal Income Funds II Semi-Annual Report  23

PIMCO Municipal Income Funds II Statements of Assets and Liabilities
November 30, 2008 (unaudited)

	Municipal II	California Municipal II	New York Municipal II

Assets:
Investments, at value (cost—$1,329,455,621, $738,977,856 and $240,766,672, respectively)	$ 1,168,910,596	$ 644,440,954	$ 214,777,161

Cash	—	6,866,853	—

Premium for swaps purchased	39,583,727	21,398,729	6,520,624

Interest receivable	20,852,855	17,531,414	4,374,927

Receivable for investments sold	70,000	51,374	—

Prepaid expenses and other assets	52,401	401,469	358,396

Total Assets	1,229,469,579	690,690,793	226,031,108

Liabilities:
Unrealized depreciation on swaps	89,128,259	49,067,968	14,172,628

Payable for floating rate notes	81,697,152	110,420,820	13,552,563

Premium for swaps sold	48,000,000	26,000,000	8,000,000

Payable to custodian for cash overdraft	4,623,983	—	3,951,192

Dividends payable to common and preferred shareholders	3,960,485	2,211,247	724,919

Interest payable	3,403,811	8,708,932	480,619

Investment management fees payable	527,146	261,990	97,542

Accrued expenses and other payables	727,013	5,382,142	115,969

Total Liabilities	232,067,849	202,053,099	41,095,432

Preferred shares ($0.00001 par value and $25,000 net asset and liquidation value per share applicable to an aggregate of 20,200, 10,400 and 3,600 shares issued and outstanding, respectively)	505,000,000	260,000,000	90,000,000

Net Assets Applicable to Common Shareholders	$ 492,401,730	$ 228,637,694	$ 94,935,676

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$ 593	$ 308	$ 106

Paid-in-capital in excess of par	843,249,612	436,051,623	151,085,082

Undistributed (dividends in excess of) net investment income	2,499,400	(4,204,630)	(1,091,114)

Accumulated net realized loss	(103,674,286)	(65,242,666)	(14,635,408)

Net unrealized depreciation of investments and swaps	(249,673,589)	(137,966,941)	(40,422,990)

Net Assets Applicable to Common Shareholders	$ 492,401,730	$ 228,637,694	$ 94,935,676

Common Shares Outstanding	59,311,427	30,815,157	10,648,543

Net Asset Value Per Common Share	$ 8.30	$ 7.42	$ 8.92

24  PIMCO Municipal Income Funds II Semi-Annual Report | 11.30.08 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds II Statements of Operations
For the six months ended November 30, 2008 (unaudited)

	Municipal II	California Municipal II	New York Municipal II

Investment Income:
Interest	$ 39,684,097	$ 21,391,691	$ 6,530,564

Expenses:
Investment management fees	3,963,395	1,987,390	714,566

Interest expense	2,453,651	3,355,022	254,151

Auction agent fees and commissions	646,615	334,930	123,517

Custodian and accounting agent fees	80,565	52,743	18,198

Legal fees	75,983	50,883	31,904

Shareholder communications	74,790	40,644	4,215

Trustees’ fees and expenses	62,903	35,785	20,869

Audit and tax services	45,483	28,929	13,899

New York Stock Exchange listing fees	28,618	14,975	12,938

Transfer agent fees	18,168	12,087	18,256

Insurance expense	4,237	2,336	1,112

Miscellaneous	6,745	6,357	3,300

Total expenses	7,461,153	5,922,081	1,216,925

Less: investment management fees waived	(358,646)	(180,053)	(64,541)

custody credits earned on cash balances	(40,932)	(10,890)	(10,482)

Net expenses	7,061,575	5,731,138	1,141,902

Net Investment Income	32,622,522	15,660,553	5,388,662

Realized and Change In Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(6,073,222)	(6,428,795)	512,921

Futures contracts	(7,068,860)	(2,876,409)	(960,187)

Swaps	(12,370,154)	(6,700,500)	(2,061,692)

Net change in unrealized appreciation/depreciation of:
Investments	(208,559,433)	(110,713,622)	(32,249,341)

Futures contracts	(6,565,336)	(4,502,969)	(1,197,641)

Swaps	(89,128,259)	(49,067,968)	(14,172,628)

Net realized and change in unrealized (loss) on investments, futures contracts and swaps	(329,765,264)	(180,290,263)	(50,128,568)

Net Decrease in Net Assets Resulting from Investment Operations	(297,142,742)	(164,629,710)	(44,739,906)

Dividends on Preferred Shares from Net Investment Income	(9,169,316)	(4,720,836)	(1,631,548)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$ (306,312,058)	$ (169,350,546)	$ (46,371,454)

See accompanying Notes to Financial Statements | 11.30.08 | PIMCO Municipal Income Funds II Semi-Annual Report  25

PIMCO Municipal Income Funds II	Statements of Changes in Net Assets
Applicable to Common Shareholders

	Municipal II

	Six months ended November 30, 2008 (unaudited)	Year ended May 31, 2008

Investment Operations:
Net investment income	$ 32,622,522	$ 66,423,523

Net realized gain (loss) on investments, futures contracts and swaps	(25,512,236)	5,404,191

Net change in unrealized appreciation/depreciation of investments, futures contracts and swaps	(304,253,028)	(78,458,658)

Net decrease in net assets resulting from investment operations	(297,142,742)	(6,630,944)

Dividends to Preferred Shareholders from Net investment income	(9,169,316)	(17,559,291)

Net decrease in net assets applicable to common shareholders resulting from investment operations	(306,312,058)	(24,190,235)

Dividends to Common Shareholders from Net Investment Income	(23,109,268)	(46,046,478)

Capital Share Transactions:
Reinvestment of dividends	2,083,433	3,161,576

Total decrease in net assets applicable to common shareholders	(327,337,893)	(67,075,137)

Net Assets Applicable to Common Shareholders:
Beginning of period	819,739,623	886,814,760

End of period (including undistributed (dividends in excess of) net investment income of $2,499,400 and $2,155,462; $(4,204,630) and $(2,219,623); $(1,091,114) and $(621,423); respectively)	$ 492,401,730	$ 819,739,623

Common Shares Issued in Reinvestment of Dividends	162,941	223,853

26  PIMCO Municipal Income Funds II Semi-Annual Report | 11.30.08 | See accompanying Notes to Financial Statements

California Municipal II		New York Municipal II

Six months ended November 30, 2008 (unaudited)	Year ended May 31, 2008	Six months ended November 30, 2008 (unaudited)	Year ended May 31, 2008

$ 15,660,553	$ 32,439,150	$ 5,388,662	$ 11,390,311

(16,005,704)	(9,422,890)	(2,508,958)	436,283

(164,284,559)	(36,237,871)	(47,619,610)	(12,133,193)

(164,629,710)	(13,221,611)	(44,739,906)	(306,599)

(4,720,836)	(8,660,050)	(1,631,548)	(3,073,529)

(169,350,546)	(21,881,661)	(46,371,454)	(3,380,128)

(12,924,724)	(25,748,032)	(4,226,805)	(8,420,559)

1,143,615	2,114,952	433,791	682,941

(181,131,655)	(45,514,741)	(50,164,468)	(11,117,746)

409,769,349	455,284,090	145,100,144	156,217,890

$ 228,637,694	$ 409,769,349	$ 94,935,676	$ 145,100,144

94,230	150,398	34,653	48,516

See accompanying Notes to Financial Statements | 11.30.08 | PIMCO Municipal Income Funds II Semi-Annual Report 27

PIMCO California Municipal Income Fund II Statement of Cash Flows
For the six months ended November 30, 2008 (unaudited)

Cash Flows provided by Operating Activities:
Purchases of long-term investments	$ (2,388,320)

Proceeds from sales of long-term investments	161,306,879

Decrease in deposits with brokers for futures contracts collateral	5,940,000

Interest received	17,063,672

Net cash used for swap transactions	(2,099,229)

Operating expenses paid	(2,448,567)

Net cash used for futures transactions	(8,364,011)

Net increase in short-term investments	(39,749,758)

Net cash provided by operating activities	129,260,666

Cash Flows from Financing Activities:
Cash dividends paid (excluding reinvestment of $1,143,615)	(16,510,322)

Payments to retire floating rate notes	(109,809,660)

Cash paid on issuance of floating rate notes	(6,507,353)

Net cash used for financing activities*	(132,827,335)

Net decrease in cash	(3,566,669)

Cash at beginning of period	10,433,522

Cash at end of period	6,866,853

Reconciliation of Net Decrease in Net Assets Resulting from Investment Operations to Net Cash Provided by Operating Activities:
Net decrease in net assets resulting from investment operations	(164,629,710)

Decrease in deposits with brokers for futures contracts collateral	5,940,000

Decrease in interest receivable	1,178,980

Decrease in receivable for investments sold	1,099,078

Increase in premium for swaps purchased	(21,398,729)

Increase in premium for swaps sold	26,000,000

Increase in prepaid expenses and other assets	(10,336)

Decrease in investment management fees payable	(49,147)

Increase in net unrealized depreciation on swaps	49,067,968

Decrease in net payable for variation margin on futures contracts	(984,634)

Decrease in accrued expenses and other liabilities	(12,968)

Net decrease in investments	233,060,164

Net cash provided by operating activities	$ 129,260,666

*	Supplemental Disclosure

Non-cash financing activity not included consists of interest expense on floating rate notes issued of $3,355,022.

28  PIMCO Municipal Income Funds II Semi-Annual Report | 11.30.08 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds II Notes to Financial Statements
November 30, 2008 (unaudited)

1. Organization and Significant Accounting Policies
PIMCO Municipal Income Fund II (‘‘Municipal II’’), PIMCO California Municipal Income Fund II (‘‘California Municipal II’’) and PIMCO New York Municipal Income Fund II (‘‘New York Municipal II’’), collectively referred to as the ‘‘Funds’’ or ‘‘PIMCO Municipal Income Funds II’’, were organized as Massachusetts business trusts on March 29, 2002. Prior to commencing operations on June 28, 2002, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”), serves as the investment manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Funds have an unlimited amount of no par value per share of common stock authorized.

Under normal market conditions, Municipal II invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. Under normal market conditions, California Municipal II invests substantially all of its assets in municipal bonds which pay interest that is currently exempt from federal and California state income taxes. Under normal market conditions, New York Municipal II invests substantially all of its assets in municipal bonds which pay interest that is currently exempt from federal, New York State and New York City income taxes. The Funds will seek to avoid investing in bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occured. However, the Funds expect the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, ‘‘Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109’’ (the ‘‘Interpretation’’). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at November 30, 2008. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities.

In September 2008, FASB issued a FASB Staff Position No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”). FSP requires enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for fiscal years or interim periods beginning after November 15, 2008. This FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. The Funds’ have determined that the FSP has no impact to the financial statements at November 30, 2008.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

11.30.08 | PIMCO Municipal Income Funds II Semi-Annual Report  29

PIMCO Municipal Income Funds II Notes to Financial Statements
November 30, 2008 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(a) Valuation of Investments (continued)
Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements. Each Funds’ net asset value is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurement
Effective June 1, 2008, the Funds adopted FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the six months ended November 30, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Funds’ investments carried at value:

Municipal Income II:

Valuation Inputs	Investments in Securities	Other Financial Instruments

Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	1,168,910,596	(89,128,259)
Level 3 – Significant Unobservable Inputs	—	—

Total	$1,168,910,596	$(89,128,259)

30  PIMCO Municipal Income Funds II Semi-Annual Report | 11.30.08

PIMCO Municipal Income Funds II Notes to Financial Statements
November 30, 2008 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurement (continued)
California Municipal II:

Valuation Inputs	Investments in Securities	Other Financial Instruments

Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	644,440,954	(49,067,968)
Level 3 – Significant Unobservable Inputs	—	—

Total	$644,440,954	$(49,067,968)

New York Municipal II:

Valuation Inputs	Investments in Securities	Other Financial Instruments

Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	214,777,161	(14,172,628)
Level 3 – Significant Unobservable Inputs	—	—

Total	$214,777,161	$(14,172,628)

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(d) Federal Income Taxes
The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(e) Dividends and Distributions—Common Stock
The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. Each Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Interest Rate Swaps
The Funds enter into interest rate swap contracts (“swaps”) for investment purposes, to manage their interest rate risk or to add leverage.

Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received (paid) by the Funds are included as part of realized gain (loss) and net periodic payments accrued, but not yet received (paid) are included in change in the unrealized appreciation/depreciation on the Statements of Operations.

Swaps are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Funds’ Statements of Operations.

11.30.08 | PIMCO Municipal Income Funds II Semi-Annual Report  31

PIMCO Municipal Income Funds II Notes to Financial Statements
November 30, 2008 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(f) Interest Rate Swaps (continued)
Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(g) Inverse Floating Rate Transactions—Residual Interest Municipal Bonds (‘‘RIBs’’) / Residual Interest Tax Exempt Bonds (‘‘RITEs’’)
The Funds invest in RIBs and RITEs, (‘‘Inverse Floaters’’) whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In these transactions, the Funds sell a fixed rate municipal bond (‘‘Fixed Rate Bond’’) to a broker who places the Fixed Rate Bond in a special purpose trust (‘‘Trust’’) from which floating rate bonds (‘‘Floating Rate Notes’’) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. Pursuant to Statement of Financial Accounting Standards No. 140 (‘‘FASB Statement No. 140’’), the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption ‘‘Payable for floating rate notes’’ in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly, and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a special purpose trust, which are not accounted for as secured borrowings.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than in an investment in Fixed Rate Bonds. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FASB Statement No. 140. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of the Securities Act of 1933.

(h) Custody Credits on Cash Balances
The Funds benefit from an expense offset arrangement with their custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Funds.

(i) Interest Expense
Interest expense relates to the Funds’ liability in connection with floating rate notes held by third parties in conjunction with Inverse Floater transactions. Interest expense is recorded as it is incurred.

2. Investment Manager/Sub-Adviser
Each Fund has an Investment Management Agreement (collectively, the ‘‘Agreements’’) with the Investment Manager. Subject to the supervision by each Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee, payable on a monthly basis, at an annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding. In order to reduce each Fund’s expenses, the Investment Manager has contractually agreed to waive a portion of its investment management fees for each Fund at the annual rate of 0.10% of each Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding through June 30, 2008. On July 1, 2008, the contractual fee waiver was reduced to 0.05% of each Funds’ average daily net assets, including net assets attributable to any preferred shares that may be outstanding through June 30, 2009. For the six months ended November

32  PIMCO Municipal Income Funds II Semi-Annual Report | 11.30.08

PIMCO Municipal Income Funds II Notes to Financial Statements
November 30, 2008 (unaudited)

2. Investment Manager/Sub-Adviser (continued)
30, 2008, each Fund paid investment management fees at an annualized effective rate of 0.59% of each Fund’s average daily net assets inclusive of net assets attributable to any preferred shares that may be outstanding.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the ‘‘Sub-Adviser’’), to manage each Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all investment decisions for the Funds. The Investment Manager, not the Funds, pays a portion of the fees it receives to the Sub-Adviser in return for its services.

3. Investments in Securities
Purchases and sales of investments, other than short-term securities and U.S. government obligations for the six months ended November 30, 2008, were:

	Municipal II	California Municipal II	New York Municipal II

Purchases	$297,059,881	$2,388,320	$16,999,700
Sales	418,168,904	160,207,802	16,776,988

(a) Interest rate swap agreements outstanding at November 30, 2008:

			Rate Type

Swap Counterparty	Notional Amount (000)	Termination Date	Payments Made by Fund	Payments Received by Fund	Unrealized Depreciation

Municipal II:
Barclays Bank	$111,400	12/17/28	5.00%	3-Month USD-LIBOR	$(25,045,836)
Morgan Stanley	159,600	12/18/33	5.00%	3-Month USD-LIBOR	(42,856,719)
Royal Bank of Scotland	79,800	12/18/33	5.00%	3-Month USD-LIBOR	(21,225,704)

					$(89,128,259)

California Municipal II:

Barclays Bank	$34,600	12/17/28	5.00%	3-Month USD-LIBOR	$(7,779,048)
Merrill Lynch & Co.	26,700	12/17/28	5.00%	3-Month USD-LIBOR	(5,928,147)
Morgan Stanley	88,200	12/18/33	5.00%	3-Month USD-LIBOR	(23,683,976)
Royal Bank of Scotland	43,900	12/18/33	5.00%	3-Month USD-LIBOR	(11,676,797)

					$(49,067,968)

New York Municipal II:

Merrill Lynch & Co.	$17,900	12/17/28	5.00%	3-Month USD-LIBOR	$(3,974,301)
Morgan Stanley	25,300	12/18/33	5.00%	3-Month USD-LIBOR	(6,793,703)
Royal Bank of Scotland	12,800	12/18/33	5.00%	3-Month USD-LIBOR	(3,404,624)

					$(14,172,628)

LIBOR – London Inter-Bank Offered Rate

Municipal II, California Municipal II and New York Municipal II received $1,200,000, $600,000 and $200,000, respectively, in U.S. Treasury Bills as collateral for swaps.

11.30.08 | PIMCO Municipal Income Funds II Semi-Annual Report  33

PIMCO Municipal Income Funds II Notes to Financial Statements
November 30, 2008 (unaudited)

4. Income Tax Information
The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 2008 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

Municipal II	$1,250,545,307	$19,805,090	$183,623,841	$(163,818,751)
California Municipal II	621,918,622	7,197,684	100,018,065	(92,820,381)
New York Municipal II	229,987,366	4,461,311	32,972,925	(28,511,614)

5. Auction Preferred Shares

Municipal II has issued 4,040 shares of Preferred Shares Series A, 4,040 shares of Preferred Shares Series B, 4,040 shares of Preferred Shares Series C, 4,040 shares of Preferred Shares Series D and 4,040 shares of Preferred Shares Series E, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

California Municipal II has issued 2,080 shares of Preferred Shares Series A, 2,080 shares of Preferred Shares Series B, 2,080 shares of Preferred Shares Series C, 2,080 shares of Preferred Shares Series D and 2,080 shares of Preferred Shares Series E, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

New York Municipal II has issued 1,800 shares of Preferred Shares Series A and 1,800 shares of Preferred Shares Series B, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the six months ended November 30, 2008, the annualized dividend rates ranged from:

	High	Low	At November 30, 2008

Municipal II:
Series A	11.347%	1.608%	1.608%
Series B	12.565%	1.564%	1.564%
Series C	12.261%	1.584%	1.597%
Series D	11.728%	1.569%	1.597%
Series E	10.205%	1.569%	1.569%

California Municipal II:
Series A	11.347%	1.608%	1.608%
Series B	12.565%	1.564%	1.564%
Series C	12.261%	1.584%	1.597%
Series D	11.728%	1.569%	1.597%
Series E	10.205%	1.569%	1.569%

New York Municipal II:
Series A	12.261%	1.584%	1.597%
Series B	10.205%	1.569%	1.569%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds.

34  PIMCO Municipal Income Funds II Semi-Annual Report | 11.30.08

PIMCO Municipal Income Funds II Notes to Financial Statements
November 30, 2008 (unaudited)

5. Auction Preferred Shares (continued)
Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate” as the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate-defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal) multiplied by 110% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction).

These developments with respect to ARPS have not affected the management or investment policies of the Funds, and the Funds’ outstanding common shares continue to trade on the NYSE. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

6. Subsequent Common Dividend Declarations

	Amount Per Common Share	Declaration Date	Payable Date	Record Date

Municipal II	$0.065	1/8/09	1/23/09	1/20/09
California Municipal II	$0.07	1/6/09	1/21/09	1/16/09
New York Municipal II	$0.06625	12/31/08	12/31/08	12/11/08

Municipal II	$0.065	1/8/09	2/2/09	1/20/09
California Municipal II	$0.07	1/6/09	2/2/09	1/16/09
New York Municipal II	$0.06625	1/13/09	2/2/09	1/23/09

See Subsequent Event Notes, pages 41-43.

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing speaks only as of the date hereof.

11.30.08 | PIMCO Municipal Income Funds II Semi-Annual Report  35

PIMCO Municipal Income Fund II Financial Highlights
For a share of common stock outstanding throughout each period:

	Six Months ended November 30, 2008 (unaudited)

		Year ended May 31,

		2008	2007	2006	2005	2004

Net asset value, beginning of period	$13.86	$15.05	$14.71	$14.81	$14.01	$14.66

Investment Operations:
Net investment income	0.55	1.13	1.13	1.08	1.11	1.17

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(5.57)	(1.24)	0.33	0.01	0.84	(0.77)

Total from investment operations	(5.02)	(0.11)	1.46	1.09	1.95	0.40

Dividends on Preferred Shares from Net Investment Income	(0.15)	(0.30)	(0.30)	(0.23)	(0.14)	(0.08)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(5.17)	(0.41)	1.16	0.86	1.81	0.32

Dividends to Common Shareholders from Net Investment Income	(0.39)	(0.78)	(0.82)	(0.96)	(1.01)	(0.97)

Net asset value, end of period	$8.30	$13.86	$15.05	$14.71	$14.81	$14.01

Market price, end of period	$8.00	$14.14	$15.42	$14.45	$15.02	$13.31

Total Investment Return (1)	(41.34)%	(3.09)%	12.64%	2.63%	21.00%	(3.69)%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$492,402	$819,740	$886,815	$862,832	$862,290	$812,670

Ratio of expenses to average net assets including interest expense (2)(3)(4)(5)	1.99%#	1.68%	1.50%	1.30%	1.05%	1.08%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(4)(5)	1.30%#	1.19%	1.01%	1.05%	1.02%	1.03%

Ratio of net investment income to average net assets (2)(5)	9.15%#	7.90%	7.45%	7.31%	7.71%	8.16%

Preferred shares asset coverage per share	$49,371	$65,570	$68,889	$67,701	$67,676	$65,224

Portfolio turnover	21%	21%	4%	20%	9%	26%

#	Annualized.
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.
(5)

During the periods indicated above, the Investment manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.10% (annualized), 0.17%, 0.24%, 0.24%, 0.24% and 0.25% for the period ended November 30, 2008, years ended May 31, 2008, May 31, 2007, May 31, 2006, May 31, 2005, and May 31, 2004, respectively.

36  PIMCO Municipal Income Funds II Semi-Annual Report | 11.30.08 | See accompanying Notes to Financial Statements

PIMCO California Municipal Income Fund II Financial Highlights
For a share of common stock outstanding throughout each period:

	Six Months ended November 30, 2008 (unaudited)

			Year ended May 31,

			2008	2007	2006	2005	2004

Net asset value, beginning of period	$13.34		$14.89	$14.58	$14.61	$13.53	$14.66

Investment Operations:
Net investment income	0.51		1.06	1.08	1.06	1.05	1.13

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(5.86)		(1.49)	0.34	0.05	1.13	(1.26)

Total from investment operations	(5.35)		(0.43)	1.42	1.11	2.18	(0.13)

Dividends on Preferred Shares from Net Investment Income	(0.15)		(0.28)	(0.27)	(0.21)	(0.12)	(0.07)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(5.50)		(0.71)	1.15	0.90	2.06	(0.20)

Dividends to Common Shareholders from Net Investment Income	(0.42)		(0.84)	(0.84)	(0.93)	(0.98)	(0.93)

Net asset value, end of period	$7.42		$13.34	$14.89	$14.58	$14.61	$13.53

Market price, end of period	$6.44		$14.25	$15.96	$14.62	$14.76	$13.27

Total Investment Return (1)	(52.98)%		(5.17)%	15.35%	5.50%	19.14%	(3.92)%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$228,638		$409,769	$455,284	$443,379	$441,596	$407,659

Ratio of expenses to average net assets including interest expense (2)(3)(4)(5)	3.27	%#	3.23%	2.89%	2.02%	1.36%	1.60%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(4)(5)	1.36	%#	1.18%	1.01%	1.06%	1.06%	1.07%

Ratio of net investment income to average net assets (2)(5)	8.93	%#	7.65%	7.28%	7.24%	7.37%	8.05%

Preferred shares asset coverage per share	$46,980		$64,390	$68,765	$67,620	$67,451	$64,191

Portfolio turnover	—	%(6)	6%	3%	12%	5%	20%

#	Annualized.
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.
(5)

During the periods indicated above, the Investment manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.10% (annualized), 0.17%, 0.24%, 0.24%, 0.24% and 0.24% for the period ended November 30, 2008, years ended May 31, 2008, May 31, 2007, May 31, 2006, May 31, 2005, and May 31, 2004, respectively.

(6)	Amount is less than 1%.

See accompanying Notes to Financial Statements | 11.30.08 | PIMCO Municipal Income Funds II Semi-Annual Report  37

PIMCO New York Municipal Income Fund II Financial Highlights
For a share of common stock outstanding throughout each period:

	Six Months ended November 30, 2008 (unaudited)

		Year ended May 31,

		2008	2007	2006	2005	2004

Net asset value, beginning of period	$13.67	$14.79	$14.66	$14.62	$13.54	$14.45

Investment Operations:
Net investment income	0.51	1.07	1.10	1.07	1.07	1.06

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(4.71)	(1.11)	0.11	0.11	1.12	(0.97)

Total from investment operations	(4.20)	(0.04)	1.21	1.18	2.19	0.09

Dividends on Preferred Shares from net investment income	(0.15)	(0.29)	(0.28)	(0.23)	(0.13)	(0.07)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(4.35)	(0.33)	0.93	0.95	2.06	0.02

Dividends to Common Shareholders from Net Investment Income	(0.40)	(0.79)	(0.80)	(0.91)	(0.98)	(0.93)

Net asset value, end of period	$8.92	$13.67	$14.79	$14.66	$14.62	$13.54

Market price, end of period	$8.14	$14.42	$15.49	$14.14	$14.80	$13.05

Total Investment Return (1)	(41.51)%	(1.46)%	15.51%	1.65%	21.45%	(5.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$94,936	$145,100	$156,218	$154,088	$152,812	$140,958

Ratio of expenses to average net assets including interest expense (2)(3)(4)(5)	1.78%#	2.07%	2.13%	1.89%	1.25%	1.16%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(4)(5)	1.39%#	1.25%	1.14%	1.13%	1.14%	1.15%

Ratio of net investment income to average net assets (2)(5)	8.31%#	7.69%	7.33%	7.29%	7.53%	7.58%

Preferred shares asset coverage per share	$51,365	$65,294	$68,386	$67,785	$67,439	$64,148

Portfolio turnover	7%	9%	3%	26%	11%	14%

#	Annualized.
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.
(5)

During the periods indicated above, the Investment manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.10% (annualized), 0.17%, 0.24%, 0.24%, 0.24% and 0.24% for the period ended November 30, 2008, years ended May 31, 2008, May 31, 2007, May 31, 2006, May 31, 2005, and May 31, 2004, respectively.

38  PIMCO Municipal Income Funds II Semi-Annual Report | 11.30.08 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds II	Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Funds’ Management Agreements (the “Advisory Agreements”) with the Investment Manager and Portfolio Management Agreements (the “Sub-Advisory Agreements”, and together with the Advisory Agreements, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met on June 10-11, 2008 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreements and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Funds’ Advisory Agreements and the Sub-Advisory Agreements should be approved for a one-year period commencing July 1, 2008.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Funds for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives as the Funds identified by Lipper and the performance of applicable benchmark indices, (ii) information provided by Lipper on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Advisers, (iv) the profitability to the Investment Manager and the Sub-Adviser from their relationship with the Funds for the twelve months ended March 31, 2008, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations (described below), although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Advisers’ abilities to provide high quality investment management and other services to the Funds. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Funds given their investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Trustees also reviewed each Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding each Fund’s performance.

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

11.30.08 | PIMCO Municipal Income Funds II Semi-Annual Report  39

PIMCO Municipal Income Funds II	Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

For each of the Funds, the Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expenses and total expenses. The Trustees noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Funds compared to the their Lipper peer categories. The Trustees noted that while the Funds are not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers.

Municipal II:

The Trustees noted that PML had outperformed its peer group’s low returns but had underperformed its peer group’s median and high returns for the one-year and three-year periods ended March 31, 2008. The Trustees noted that PML had outperformed its peer group’s median and low returns but had underperformed its peer group’s high returns for the five-year period ended March 31, 2008. The Trustees also noted that PML’s expense ratio (after taking into account waivers) was below the high for its peer group but above the median and the low for its peer group.

California Municipal II:

The Trustees noted that PCK had outperformed its peer group’s low returns for the one-year, three-year and five-year periods but had underperformed its peer group’s median and high returns for the one-year, three-year and five-year periods ended March 31, 2008. The Trustees also noted that PCK’s expense ratio (after taking into account waivers) was above the median and low for its peer group and was in line with its peer group’s high.

New York Municipal II:

The Trustees noted that PNI had outperformed its peer group’s low returns but had underperformed its peer group’s median and high returns for the one-year, three-year and five-year periods ended March 31, 2008. The Trustees also noted that PNI’s expense ratio (after taking into account waivers) was below the high for its peer group but above the median and the low for its peer group.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to investment performance and the comparative positioning of each Fund with respect to the management fee paid to the Investment Manager.

The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Funds, such as the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Funds have preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on either the Fund’s net assets or total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding but not deducting any liabilities connected to the leverage). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that each Fund’s use of leverage through preferred shares continues to be appropriate and in the interests of the respective Fund’s common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager and the Sub-Adviser from their relationship with each Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) only through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Funds.

After reviewing these and other factors described herein, the Trustees concluded with respect to each Fund, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Funds.

40  PIMCO Municipal Income Funds II Semi-Annual Report  | 11.30.08

PIMCO Municipal Income Fund II Subsequent Events (unaudited)

Subsequent Event — Municipal II Postponement of Payment and Declaration of Common Share Dividend

On December 1, 2008, Municipal II announced that due to recent market conditions and requirements under the Fund’s By-laws and the Investment Company Act of 1940, as amended (the “1940 Act”) it has postponed the payment of the previously declared (November 3, 2008) dividend on the Fund’s common shares scheduled for payment on December 1, 2008 and the declaration of the next dividend on the Fund’s common shares, which would have been paid on December 31, 2008.

The declared dividend ($0.065 per common share) payable on December 1, 2008 to the shareholders of record on November 13, 2008, with an ex-dividend date of November 10, 2008, was not paid on December 1, 2008.

In accordance with the 1940 Act and the Fund’s By-laws, the Fund is not permitted to pay or declare common share dividends unless the Fund’s ARPS have a minimum asset coverage of 200% (“200% Level”) after payment of the common share dividend or declaration of the common share dividend. Due to continued severe market dislocations and recent further erosions in the municipal market, the value of the Fund’s portfolio securities has declined, which has caused the Fund’s asset coverage ratio to fall below the 200% Level.

On January 8, 2009, Municipal II announced that the previously declared November dividend of $0.065 per common share, which was declared on November 3, 2008 and postponed on December 1, 2008 will be paid on January 8, 2009 to shareholders of record on November 13, 2008.

In addition, the Municipal II also announced that it declared a $0.065 per common share dividend for December 2008 and a $0.065 per common share dividend for January 2009.

The dividend declared for December 2008 will be payable on January 23, 2009 to shareholders of record on January 20, 2009, with an ex-dividend date of January 15, 2009. The dividend declared for January 2009 will be payable on February 2, 2009 to shareholders of record on January 20, 2009, with an ex-dividend date of January 15, 2009.

Subsequent Event — Municipal II Partial Redemption of Auction Rate Preferred Shares (“ARPS”)

On December 18, 2008, Municipal II announced that it will redeem, at par value, $138 million of its ARPS beginning January 5, 2009 and concluding January 9, 2009. The redemption was transacted at the full liquidation preference of $25,000 per share plus accumulated but unpaid dividends.

The decision to redeem a portion of the Fund’s ARPS was made by the Fund’s Board of Trustees at the recommendation of the Investment Manager and Sub-Adviser and is intended to increase asset coverage of the Fund’s ARPS above the 200% Level (subject to future market conditions), permitting the Fund to pay the previously declared common share dividend originally scheduled to be paid in December, 2008 and to declare future common share dividends.

11.30.08 | PIMCO Municipal Income Funds II Semi-Annual Report  41

PIMCO California Municipal Income Fund II Subsequent Events (unaudited)

Subsequent Event — California Municipal II Postponement of Payment and Declaration of Common Share Dividend

On December 1, 2008, California Municipal II announced that due to recent market conditions and requirements under the Fund’s By-laws and the 1940 Act, it has postponed the payment of the previously declared (November 3, 2008) dividend on the Fund’s common shares scheduled for payment on December 1, 2008 and the declaration of the next dividend on the Fund’s common shares, which would have been paid on December 31, 2008.

The declared dividend ($0.07 per common share) payable on December 1, 2008 to the shareholders of record on November 13, 2008, with an ex-dividend date of November 10, 2008, was not paid on December 1, 2008.

In accordance with the 1940 Act and the Fund’s By-laws, the Fund is not permitted to pay or declare common share dividends unless the Fund’s auction rate preferred shares (“ARPS”) have a minimum asset coverage of 200% (“200% Level”) after payment of the common share dividend or declaration of the common share dividend. Due to continued severe market dislocations and recent further erosions in the municipal market, the value of the Fund’s portfolio securities has declined, which has caused the Fund’s asset coverage ratio to fall below the 200% Level.

On January 6, 2009, California Municipal II announced that the previously declared November dividend of $0.07 per common share, which was declared on November 3, 2008 and postponed on December 1, 2008 will be paid on January 6, 2009 to shareholders of record on November 13, 2008.

In addition, California Municipal II also announced that it declared a $0.07 per common share dividend for December 2008 and a $0.07 per common share dividend for January 2009.

The dividend declared for December 2008 will be payable on January 21, 2009 to shareholders of record on January 16, 2009, with an ex-dividend date of January 14, 2009. The dividend declared for January 2009 will be payable on February 2, 2009 to shareholders of record on January 16, 2009, with an ex-dividend date of January 14, 2009.

Subsequent Event — California Municipal II Partial Redemption of Auction Rate Preferred Shares (“ARPS”)

On December 18, 2008, California Municipal II announced that it will redeem, at par value $97 million of its ARPS beginning January 5, 2009 and concluding January 9, 2009. The redemption was transacted at the full liquidation preference of $25,000 per share plus accumulated but unpaid dividends.

The decision to redeem a portion of the Fund’s ARPS was made by the Fund’s Board of Trustees at the recommendation of the Investment Manager and Sub-Adviser and is intended to increase asset coverage of the Fund’s ARPS above the 200% Level (subject to future market conditions), permitting the Fund to pay the previously declared common share dividend originally scheduled to be paid in December, 2008 and to declare future common share dividends.

42  PIMCO Municipal Income Funds II Semi-Annual Report  | 11.30.08

PIMCO Municipal Income Funds II	New York Municipal II Subsequent Events/ Proxy Voting Policies & Procedures (unaudited)

Subsequent Event — New York Municipal II Postponement of Payment and Declaration of Common Share Dividend

On December 31, 2008, New York Municipal II announced that due to recent market conditions and requirements under the Fund’s By-laws and the 1940 Act, it has postponed the payment of the previously declared (December 1, 2008) dividend on the Fund’s common shares scheduled for payment on December 31, 2008 and the declaration of the next dividend on the Fund’s common shares, which would have been paid on February 2, 2009.

The declared dividend ($0.06625 per common share) payable on December 31, 2008 to the shareholders of record on December 11, 2008, with an ex-dividend date of December 9, 2008, was not paid on December 31, 2008.

In accordance with the 1940 Act and the Fund’s By-laws, the Fund is not permitted to pay or delcare common share dividends unless the Fund’s auction rate preferred shares (“ARPS”) have a minimum asset coverage of 200% (“200% Level”) after payment of the common share dividend or declaration of the common share dividend. Due to continued severe market dislocations and recent further erosions in the municipal market, the value of the Fund’s portfolio securities has declined, which has caused the Fund’s asset coverage ratio to fall below the 200% Level.

On January 12, 2009, New York Municipal II announced that the previously declared December dividend of $0.06625 per common share, which was declared on December 1, 2008 and postponed on December 31, 2008 will be paid on January 12, 2009 to shareholders of record on December 11, 2008.

On January 13, 2009, New York Municipal II declared a $0.06625 per common share dividend for January 2009. The dividend will be payable February 2, 2009 to shareholders of record January 23, 2009, with an ex-dividend date of January 21, 2009.

Subsequent Event — New York Municipal II Partial Redemption of Auction Rate Preferred Shares (“ARPS”)

On January 9, 2009, New York Municipal II announced that it will redeem, at par value $11 million of its ARPS beginning January 26, 2009 and concluding January 29, 2009. The redemption was transacted at the full liquidation preference of $25,000 per share plus accumulated but unpaid dividends.

The decision to redeem a portion of the ARPS was made by the Fund’s Board of Trustees at the recommendation of the Investment Manager and Sub-Adviser and is intended to increase asset coverage of the ARPS above the 200% Level (subject to future market conditions), permitting New York Municipal II to pay the previously declared common share dividend originally scheduled to be paid in December 2008 and to declare future common share dividends.

Proxy Voting Policies and Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 331-1710; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

11.30.08 | PIMCO Municipal Income Funds II Semi-Annual Report  43

PIMCO Municipal Income Funds II	Annual Shareholder Meetings Results
(unaudited)

The Funds held their annual meetings of shareholders on December 23, 2008. Common/Preferred shareholders of each fund voted to re-elect R. Peter Sullivan III and John C. Maney as class III Trustees to serve until 2011 and to elect Diana L. Taylor as Class II Trustee to serve until 2010. The resulting vote count is indicated below:

	Affirmative	Withheld Authority

Municipal II:
Re-Election of R. Peter Sullivan III	48,215,403	3,828,730
Re-Election of John C. Maney	48,230,919	3,813,214
Election of Diana L. Taylor*	15,441	2,465

California Municipal II:
Re-Election of R. Peter Sullivan III	26,123,380	2,551,859
Re-Election of John C. Maney	26,076,993	2,598,246
Election of Diana L. Taylor*	7,956	8

New York Municipal II:
Re-Election of R. Peter Sullivan III	9,500,031	717,431
Re-Election of John C. Maney	9,497,856	719,606
Election of Diana L Taylor*	3,511	262

Messrs. Hans W. Kertess*, Robert E. Connor, William B. Ogden IV and Paul Belica continue to serve as Trustees of the Funds.

Mr. John Dalessandro served as a Trustee of the Funds until his death on September 14, 2008.

* Preferred Shares Trustee

44  PIMCO Municipal Income Funds II Semi-Annual Report | 11.30.08

Trustees and Principal Officers

Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John C. Maney	Scott Whisten
Trustee	Assistant Treasurer
William B. Ogden, IV	Richard J. Cochran
Trustee	Assistant Treasurer
R. Peter Sullivan III	Youse E. Guia
Trustee	Chief Compliance Officer
Diana L. Taylor	William V. Healey
Trustee	Assistant Secretary
Richard H. Kirk
Assistant Secretary
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser
Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar
PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered accounting firm, who did not express an option hereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of its common stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal years on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

On January 9, 2009, each Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of the date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, each Funds’ principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required in this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

          As of February 4, 2009, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund II (PML), PIMCO California Municipal Income Fund II (PCK) and PIMCO New York Municipal Income Fund II (PNI) (each a “Fund” and collectively, the “Funds”):

John S. Cummings
Mr. Cummings has been the portfolio manager for the Fund since December 11, 2008. Mr. Cummings is an executive vice president and a municipal bond portfolio manager at PIMCO in the Newport Beach office. Prior to joining PIMCO in 2002, he was vice president, municipal trading at Goldman Sachs, responsible for a number of municipal sectors, including industrials, airlines, utilities, healthcare and high-yield. He has 20 years of investment experience and holds an MBA, as well as his undergraduate degree, from Rutgers University.

(a)(2)

          The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of December 31, 2008, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)

John S. Cummings	PML	19	4,175.20	4	677.58	52	2,905.83

	PCK	19	4,647.12	4	677.58	52	2,905.83

	PNI	19	4,936.88	4	677.58	52	2, 905.88

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.

(a) (3)

          As of December 31, 2008, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Funds:

          PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

          The following summarizes the dollar range of securities the portfolio manager for the Funds beneficially owned of the Funds that he managed as of 12/31/08.

PIMCO Municipal Income Fund II PIMCO California Municipal Income Fund II PIMCO New York Municipal Income Fund II

Portfolio Manager	Dollar Range of Equity Securities in the Fund

John S. Cummings	None

ITEM 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a -3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO California Municipal Income Fund II

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date February 4, 2009

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date February 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date February 4, 2009

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date February 4, 2009